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                                  $500,000,000


                           LOAN AND SECURITY AGREEMENT

                          Dated as of December 17, 1998


                                      Among

                               TRAC FUNDING, INC.,
                                  as Borrower,





                    PREFERRED RECEIVABLES FUNDING CORPORATION



                                       and





                    THE FINANCIAL INSTITUTIONS PARTY HERETO,
                                   as Lenders,



                                       and



                       THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Agent






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



                                TABLE OF CONTENTS

                                                                         Page


ARTICLE I. AMOUNT AND TERMS OF THE LOAN......................................1
   Section 1.1. Loan Facility................................................1
   Section 1.2. Making the Loan..............................................1
   Section 1.3. Repayment of the Loan........................................1
   Section 1.4. Fees.    2
   Section 1.5. Payments and Computations, Etc...............................2
   Section 1.6. Prepayments..................................................2
   Section 1.7. Grant of the Security Interest...............................3

ARTICLE II. INTEREST.........................................................3
   Section 2.1. CP Interest..................................................3
   Section 2.2. Payments to PREFCO...........................................3
   Section 2.3. Financial Institution Funding................................3
   Section 2.4. Interest Payments to Financial Institutions..................3
   Section 2.5. Selection and Continuation of Tranche Periods................3
   Section 2.6. Financial Institution Interest Rates.........................4
   Section 2.7. Suspension of the LIBO Rate..................................4

ARTICLE III. REPRESENTATIONS AND WARRANTIES..................................4
   Section 3.1. Borrower Representations and Warranties......................4
   Section 3.2. Financial Institution Representations and Warranties.........6

ARTICLE IV. CONDITIONS OF LOAN...............................................7
   Section 4.1. Conditions Precedent to the Loan.............................7

ARTICLE V. COVENANTS.........................................................7
   Section 5.1. Affirmative Covenants of Borrower............................7
   Section 5.2. Negative Covenants of Borrower...............................9

ARTICLE VI. EVENTS OF DEFAULT................................................10
   Section 6.1. Events of Default............................................10
   Section 6.2. Remedies 12

ARTICLE VII. THE AGENT.......................................................13
   Section 7.1. Authorization and Action.....................................13
   Section 7.2. Delegation of Duties.........................................13
   Section 7.3. Exculpatory Provisions.......................................13
   Section 7.4. Reliance by Agent............................................14
   Section 7.5. Non-Reliance on Agent and Other Lenders......................14
   Section 7.6. Reimbursement and Indemnification............................14
   Section 7.7. Agent in its Individual Capacity.............................14
   Section 7.8. Successor Agent..............................................14

ARTICLE VIII. LIQUIDITY FACILITY.............................................14
   Section 8.1. Transfer to Financial Institutions...........................14
   Section 8.2. Transfer Price Reduction Interest............................15
   Section 8.3. Payments to PREFCO...........................................15
   Section 8.4. Limitation on Commitment to Purchase from PREFCO.............15
   Section 8.5. Defaulting Financial Institutions............................15

ARTICLE IX. INDEMNIFICATION..................................................15
   Section 9.1. Indemnities by the Borrower..................................15
   Section 9.2. Increased Cost and Reduced Return............................17
   Section 9.3. No Withholding or Other Taxes................................17
   Section 9.4. Costs and Expenses Relating to this Agreement................18

ARTICLE X. ASSIGNMENTS.......................................................18
   Section 10.1. Assignments.................................................18
   Section 10.2. Participations..............................................19

ARTICLE XI. MISCELLANEOUS....................................................19
   Section 11.1. Waivers and Amendments......................................19
   Section 11.2. Notices.....................................................20
   Section 11.3. Ratable Payments............................................20
   Section 11.4. Confidentiality.............................................20
   Section 11.5. Bankruptcy Petition.........................................21
   Section 11.6. Limitation of Liability.....................................21
   Section 11.7. Choice Of Law...............................................21
   Section 11.8. Consent To Jurisdiction.....................................21
   Section 11.9. Waiver Of Jury Trial........................................22
   Section 11.10. Integration; Survival of Terms.............................22
   Section 11.11. Counterparts; Severability.................................22
   Section 11.12. Recourse...................................................22
   Section 11.13. First Chicago Roles........................................22
   Section 11.14. Further Actions Evidencing Loans and the Security Interest
                     Created Herein..........................................22

EXHIBIT I  DEFINITIONS.......................................................25

EXHIBIT II  CHIEF EXECUTIVE OFFICE; PLACE(S) OF BUSINESS; FEIN...............36

EXHIBIT III   FORM OF LOAN NOTE..............................................37

EXHIBIT IV  FORM OF COMPLIANCE CERTIFICATE...................................39

EXHIBIT V  FORM OF MONTHLY REPORT............................................41

EXHIBIT VI  FORM OF LOCK-BOX AGREEMENT; LOCK-BOX NUMBERS.....................42

EXHIBIT VIII  CREDIT AND COLLECTION PRACTICES................................44

EXHIBIT IX  FORM OF LOAN REQUEST.............................................67

Schedule I  Closing Documents................................................47

Schedule II  Confidential Information........................................47

THIS LOAN AND SECURITY AGREEMENT, dated as of December 17, 1998, is by and among TRAC Funding, Inc., a Delaware corporation (the "Borrower"), Preferred Receivables Funding Corporation ("PREFCO"), and the Financial Institutions (hereinafter defined; and together with PREFCO, the "Lenders"), and The First National Bank of Chicago, as Agent for the benefit of the Lenders. Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto.

                             PRELIMINARY STATEMENTS

        PHH VMS and PHH Subsidiary have delivered to the Trustee a Series Specification Notice listing certain assets which are to be designated as Series 1998-B Assets. PHH VMS, PHH Subsidiary and the Trust have entered into the Assignment pursuant to which PHH VMS and PHH Subsidiary sold, conveyed, assigned, transferred and set over unto the Trust the Series 1998-B Leased Vehicles, the Series 1998-B Leases and other rights related thereto. PHH VMS, PHH Subsidiary and the Trust have entered into the Supplement creating the Certificates and providing for the administration and servicing of the Series 1998-B Assets by the Administrative Agent. The Borrower and PHH VMS have entered into the Contribution Agreement pursuant to which PHH VMS shall contribute the Certificate and the other property relating thereto (as more fully described in the Contribution Agreement) to the Borrower. The Borrower desires to obtain a loan from PREFCO pursuant to the terms hereof and is willing to pledge the Collateral to the Agent for the benefit of the Lenders in connection therewith. PREFCO is willing to make a loan to the Borrower on the terms and subject to the conditions hereinafter set forth.

                                   ARTICLE I.
                          AMOUNT AND TERMS OF THE LOAN

        Section 1.1.       Loan Facility.

(a) On the terms and conditions set forth herein, PREFCO may, at its option, make a loan to the Borrower in an aggregate principal amount not to exceed $500,000,000 (the "Loan").

         (b) The Loan shall be evidenced by a Loan Note that shall be dated the Closing Date, be payable to the order of the Agent, for the benefit of the Lenders, and provide for the payment of the unpaid principal amount of the Loan evidenced thereby and interest with respect thereto accruing from time to time in accordance with the terms of this Agreement until repayment in full of the Loan.

         Section 1.2. Making the Loan. The Borrower shall notify the Agent in writing of its desire to borrow under this Agreement, which notice shall be delivered no later than the date which is one (1) Business Day prior to desired funding date and shall specify the amount of the Loan requested (together with a detailed calculation thereof); provided, however, that the Borrower shall not give such notice to the Agent before all conditions precedent set forth in
Article IV are satisfied or, in the sole discretion of the Agent, waived. If PREFCO elects, in its sole discretion, to make the Loan to the Borrower, PREFCO shall, provided that the conditions precedent set forth in Article IV continue to be satisfied, make available to the Borrower on the proposed funding date in same day funds, at the Borrower's account specified in such notice, the amount of the Loan requested (not to exceed $500,000,000). The Borrower's notice shall be deemed to be an irrevocable and binding commitment to accept the Loan on the funding date, and the Borrower shall indemnify PREFCO against any loss or expense incurred by PREFCO if for any reason the Loan is not made on the funding date, including, without limitation, any Broken Funding Costs.

         Section 1.3.      Repayment of the Loan.

         (a) The Loan shall mature, and the principal amount thereof shall be repaid, to the extent not previously repaid as required hereby, on December 17, 2003. Notwithstanding anything contained in this Agreement to the contrary, the repayment of the Loan and the payment of CP Interest, interest on the Loan payable to the Financial Institutions and all fees, indemnities and other amounts payable by the Borrower under this Agreement will be full recourse obligations of the Borrower.



(b) On each Settlement Date, the Borrower will instruct the Administrative Agent to pay and deposit to PREFCO's account at First National Bank of Chicago, ABA# 071000013, Account #5801443 (PREFCO), re: TRAC Funding, Inc., or at such other account as directed by the Agent, an amount equal to the sum of (i) all CP Interest, all interest due to the Financial Institutions and all fees and other amounts (other than the principal amount of the Loan) due and payable on such Settlement Date, plus (ii) an amount which, when applied to reduce the outstanding principal amount of the Loan, shall cause the outstanding principal amount of the Loan to be less than or equal to the Projected Adjusted Lease Balance on such Settlement Date of the Series 1998-B Leases minus 16.67% of such Projected Adjusted Lease Balance; provided, however, that the Projected Adjusted Lease Balance on any date of the Series 1998-B Leases shall not be less than the sum of the outstanding principal amount of the Loan on such date plus $25,000,000.

(c) Each payment made by the Borrower pursuant to paragraph (b) above shall be paid to each Lender, based on such Lender's Pro Rata Share and shall be applied by such Lender, first, to the payment of CP Interest or interest, as the case may be, second, to the payment of fees and other amounts due and payable, and, third, to the reduction of such Lender's portion of the outstanding Loan.


         Section 1.4.      Fees.
The Borrower shall pay to PREFCO fees in amounts and at the times set forth in the Fee Letter.

         Section 1.5.      Payments and Computations, Etc.

         (a) All amounts to be paid or deposited by the Borrower hereunder shall be paid or deposited no later than 12:00 Noon (New York City time) on the day when due in same day funds to PREFCO's account at First National Bank of Chicago, ABA# 071000013, Acct. #5801443 (PREFCO), re: TRAC Funding Inc., or at such other account as directed by the Agent.

         (b) On and after the occurrence of an Event of Default and during the continuance thereof, the Borrower shall, to the extent permitted by law, pay on demand from time to time interest on any overdue amount hereunder at an interest rate per annum equal to 2% per annum above the then current interest rate on the outstanding Loan; provided that no provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law; and provided further, that any such amount paid shall not be considered paid to the extent that at any time all or a portion of such payment is rescinded or must otherwise be returned for any reason.

         (c) Except as otherwise provided herein, all computations of interest, the Program Fee, other fees and other amounts hereunder shall be made on the basis of a year of 360 days and the actual number of days elapsed and such computations by the Agent shall be binding on the parties hereto absent manifest error. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

       (d) Unless otherwise indicated to the contrary, a decimal resulting from any calculation under this Agreement will be carried out to the tenth place, a percentage resulting from any calculation under this Agreement will be carried out such that there are ten digits in such percentage and a dollar amount used in or resulting from any calculation will be rounded to the nearest cent (with one half cent being rounded upward).

         Section 1.6.      Prepayments.

       (a) The Borrower shall be entitled to voluntarily prepay the Loan, in whole or in part, on any Settlement Date; provided that the Agent shall have received prior irrevocable written notice of such prepayment at least thirty
(30) days (or such shorter period of time as the Agent may agree to in its sole discretion) prior to the date of such prepayment. Notwithstanding the foregoing the Borrower shall be entitled to prepay the Loan in full after the occurrence of an Event of Default upon one (1) Business Day's notice to the Agent. For purposes of this paragraph, the term "prepayment" shall not include payments made on each Settlement Date pursuant to Section 1.3.

       (b) In the case of a prepayment of the Loan by the Borrower pursuant to paragraph (a) above, the Borrower shall, on the date of such prepayment, (1) pay to the Agent, for the account of the Lenders, an amount equal to the sum of (i) the principal portion of the Loan to be prepaid on such date, plus (ii) the accrued and unpaid interest on the Loan through such date, plus (iii) all other amounts due to the Lenders hereunder, including without limitation any Broken Funding Costs and other expenses, if any (including, without limitation, attorneys' fees and disbursements, costs, accrued interest or discount in terminating, closing out or transferring any agreements such as interest rate swaps, interest rate cap agreements, over-the-counter forward agreements and futures contracts), in connection with any Lender's funding or maintenance of the Loan which arise as the result of such prepayment.

         Section 1.7.      Grant of the Security Interest.

       (a) As collateral security for the prompt and complete payment of principal of and interest on the Loan and all other amounts owing the Agent and the Lenders hereunder and under the Note and the other Transaction Documents (the "Secured Obligations") and for the prompt and complete performance when due of all the Borrower's obligations to the Agent and the Lenders under this Agreement and the other Transaction Documents and in order to induce the Agent and the Lenders to enter into this Agreement and make the Loan in accordance with the terms hereof, the Borrower hereby assigns, pledges and grants to the Agent, for the benefit of the Lenders, a security interest in all rights, title and interest of the Borrower, whether now existing or hereafter acquired or arising, in and to the Collateral and all proceeds thereof.

       (b) The Borrower shall physically deliver, or cause to be physically delivered, to the possession of the Agent the original Certificate. The Certificate shall be segregated from all other securities or other assets of the Agent and held by the Agent for the benefit of the Lenders. The Agent shall return to the Borrower the Certificate upon and subject to the termination of this Agreement and indefeasible payment in full by the Borrower of the Loan, interest thereon and all other amounts payable to the Agent and the Lenders.

                                   ARTICLE II.
                                    Interest

         Section 2.1. CP Interest. The Borrower shall pay CP Interest with respect to any portion of the Loan funded by PREFCO for each day that such portion of the Loan is outstanding as follows: each portion of the Loan funded substantially with Pooled Commercial Paper will accrue CP Interest each day based on the Pooled Allocation, and each portion of the Loan funded substantially with Specially Pooled Paper will accrue CP Interest each day based on the Specially Pooled Allocation.

         Section 2.2. Payments to PREFCO. On each Settlement Date, the Borrower shall pay or cause to be paid to the Agent (for the benefit of PREFCO) an aggregate amount equal to all accrued and unpaid CP Interest in respect of any portion of the Loan funded by PREFCO for the immediately preceding Collection Period.

         Section 2.3. Financial Institution Funding. Any portion of the Loan funded by the Financial Institutions shall accrue interest at either the LIBO Rate or the Base Rate in accordance with the terms and conditions hereof. Interest shall accrue for each such portion of the Loan for each day occurring during the Tranche Period associated with either the LIBO Rate or the Base Rate therefor. If the Financial Institutions acquire by assignment from PREFCO any portion of the Loan pursuant to Article X hereof, each such portion of the Loan so assigned shall be deemed to have a new Tranche Period commencing on the date of any such assignment.

         Section 2.4. Interest Payments to Financial Institutions. On each Settlement Date in respect of each portion of the Loan funded by the Financial Institutions, the Borrower shall pay to the Agent (for the benefit of the Financial Institutions) an aggregate amount equal to the accrued and unpaid interest for the entire Tranche Period of each such portion of the Loan.

         Section 2.5.      Selection and Continuation of Tranche Periods.

       (a) With consultation from (and approval by) the Agent, the Borrower shall from time to time on at least three (3) Business Days notice prior to the end of the current Tranche Period to the Agent request Tranche Periods for the portion of the Loan to be funded by the Financial Institutions during the next Tranche Period; provided that if the Borrower fails to timely select a Tranche Period, the Agent shall select the relevant Tranche Period; provided further, that, if at any time the Financial Institutions shall have funded any portion of the Loan, the Borrower shall always request Tranche Periods such that at least one Tranche Period shall end on each Settlement Date.

       (b) The Borrower or the Agent may, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a Tranche Period (the "Terminating Tranche"), for any portion of the Loan, take any of the following actions (i) divide such portion of the Loan into two or more portions having an aggregate principal amount of such portion of the Loan so divided or
(ii) combine such portion of the Loan with another portion of the Loan having a Terminating Tranche ending on the same day; provided that in no event may any portion of the Loan funded by PREFCO be combined with any portion of the Loan funded by the Financial Institutions; provided further that there shall be not more than 4 Tranche Periods outstanding at any time.

         Section 2.6. Financial Institution Interest Rates. The Borrower may select the LIBO Rate (so long as no Event of Default exists) or the Base Rate for the portion of the Loan funded by the Financial Institutions. The Borrower shall by 9:00 a.m. (Chicago time): at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Interest Rate, and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Base Rate is being requested as a new Interest Rate, give the Agent irrevocable notice as to whether it elects the LIBO Rate or the Base Rate for the portion of the Loan associated with such Terminating Tranche. Until the Borrower gives notice to the Agent of another Interest Rate, the initial Interest Rate for any portion of the Loan transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Base Rate.
         Section 2.7.      Suspension of the LIBO Rate.

       (a) If any Financial Institution notifies the Agent that it has determined that funding its Pro Rata Share of the portion of the Loan funded by the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Pro Rata Share of such portion of the Loan at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining its Pro Rata Share of such portion of the Loan at such LIBO Rate, then the Agent shall suspend the availability of such LIBO Rate, and require the Borrower to select the Base Rate, for any portion of the Loan accruing interest at such LIBO Rate.

       (b) If less than all of the Financial Institutions give a notice to the Agent pursuant to Section 2.7(a), the Borrower may, but shall not be obligated to, prepay to each Financial Institution which gave such a notice such notifying Financial Institution's Pro Rata Share of the amount of the Loan and interest owing to all the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of such Pro Rata Share of the Loan. If the Borrower does not elect to prepay such notifying Financial Institution's Pro Rata Share of the amount of the Loan as provided in the preceding sentence, each Financial Institution which gave such a notice shall be obliged, at the request of the Borrower, PREFCO or the Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution or (ii) another financial institution nominated by the Borrower or the Agent that is acceptable to PREFCO and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided that (i) the notifying Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the amount of the Loan and interest owing to all of the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the portion of the Loans funded by the Financial Institutions, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 10.1(b).

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         Section 3.1. Borrower Representations and Warranties. The Borrower hereby represents and warrants to the Agent and each of the Lenders that:

         (a) Corporate Existence and Power. The Borrower is a corporation validly organized and existing and in good standing under the laws of the state of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification other than those in which its failure to so qualify would not have a Material Adverse Effect. The Borrower has full power and authority and holds all requisite governmental licenses, permits and other approvals, except to the extent that failure to hold such licenses, permits and approvals would not have a Material Adverse Effect, to enter into and perform its obligations under the Transaction Documents and to own and hold under lease its property and to conduct its business as currently proposed to be conducted.

         (b) Non-Contravention, Due Authorization, Etc. The execution, delivery and performance by the Borrower of the Transaction Documents, the pledge and assignment of a security interest in the Collateral and the Borrower's use of the proceeds of the Loan made hereunder, are within its corporate powers, have been duly authorized by all necessary corporate action, do not: (i) contravene the Borrower's certificate of incorporation, by-laws, or any shareholder agreements, voting trusts, and similar arrangements applicable to any of its authorized shares, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower, or (iii) result in, or require the creation or imposition of, any lien on any of the Borrower's properties except the lien created by this Agreement. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

         (c) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery and performance by the Borrower of the Transaction Documents to which it is a party.

         (d) Binding Effect. Each of the Transaction Documents to which the Borrower is a party has been duly authorized, executed and delivered by the Borrower. Each of such Transaction Documents constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws of general applicability and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (e) Accuracy of Information. All information heretofore furnished by the Borrower to the Agent or any Lender for purposes of or in connection with the Transaction Documents or any transaction contemplated thereby is, and all such information hereafter furnished by the Borrower to the Agent or any Lender will be, true and accurate in every material respect, on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

         (f) Use of Proceeds. The proceeds of the Loan will not be used (i) for a purpose which violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

         (g) Holder of Title. As of the Closing Date, the Borrower will be the holder of all right, title and interest in and to the Collateral, free from any Adverse Claim, and the Borrower shall defend the Agent's and the Lenders' security interest in the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to that of the Agent and the Lenders.

         (h) Certificate. The Certificate has been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Trust Agreement and the Supplement, and delivered to and paid for by the Borrower in accordance with the Contribution Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Trust Agreement and the Supplement.

         (i) Litigation. There is no pending or, to the Borrower's knowledge, threatened action, suit or proceeding by or against the Borrower before any Governmental Authority or any arbitrator with respect to the Transaction Documents or any of the transactions contemplated therein, or with respect to the Borrower.

         (j) Taxes, etc. Any taxes, fees and other charges of Governmental Authorities applicable to the Borrower, except for franchise or income taxes, in connection with the execution, delivery and performance by the Borrower of the Transaction Documents or otherwise applicable to the Borrower in connection therewith have been paid or will be paid by the Borrower at or prior to the Closing Date to the extent then due.

         (k) Financial Condition of the Borrower. On the date hereof, the Borrower is solvent, is not the subject of any voluntary or involuntary receivership or conservatorship proceeding and will not become insolvent as a result of the transactions contemplated by this Agreement.

         (l) Places of Business. The principal place of business and chief executive office of the Borrower is located at the address listed on Exhibit II or such other location notified to the Agent in accordance with Sections 5.2(a) in jurisdictions where all action required by Section 5.2(a) has been taken and completed. The Borrower's Federal Employer Identification Number is correctly set forth on Exhibit II.

         (m) Material Adverse Effect. Since June 30, 1998 to the date of this Agreement, no event has occurred which could have a Material Adverse Effect, except for the downgrade by Standard & Poor's Ratings Group and Moody's Investors Service, Inc. of the Guarantor's short-term and long-term debt ratings.

         (n) Transfer by the Transferor. The transfer of the Certificate and the related assets pursuant to the Contribution Agreement from PHH VMS to the Borrower was not made for or on account of an antecedent debt and is not voidable under any section of Title 11 of the United States Code (11 U.S.C. ss.ss. 101 et. seq.), as amended.

         (o) Ownership of the Borrower. As of the Closing Date the Guarantor owns, directly or indirectly, 100% of the issued and outstanding capital stock of PHH VMS and the Borrower, free and clear of any Adverse Claim. PHH VMS owns, directly or indirectly, 100% of the issued and outstanding capital stock of the Borrower, free and clear of any Adverse Claim. All such capital stock is validly issued, fully paid and nonassessable, and there are no outstanding options, warrants or other rights to acquire securities of the Borrower.

         (p) Not an Investment Company. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended from time to time, or any successor statute.

         (q) Year 2000 Plan. The Borrower has reviewed areas within its business and operations which could be adversely affected by, and has developed a plan (a "Year 2000 Plan") to address on a timely basis, the Year 2000 Problem. The Borrower is taking all actions necessary to meet the schedule and goals of its Year 2000 Plan, and do not anticipate that the Year 2000 Problem will have a Material Adverse Effect.

       (r) Agent's Security Interest. At the time of and immediately after the making of the Loan and at all times thereafter, the Agent will have, for the benefit of the Lenders, a first priority perfected security interest in the Collateral and the proceeds thereof, free and clear of any Adverse Claims.

         Section 3.2. Financial Institution Representations and Warranties. Each Financial Institution hereby represents and warrants to the Agent, PREFCO and the Borrower that:

         (a) Existence and Power. Such Financial Institution is a corporation or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

         (b) No Conflict. The execution, delivery and performance by such Financial Institution of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its articles or certificate of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Financial Institution.

         (c) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by such Financial Institution of this Agreement.

         (d) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

                                   ARTICLE IV.
                               CONDITIONS OF LOAN

         Section 4.1. Conditions Precedent to the Loan. The making of the Loan under this Agreement is subject to the conditions precedent (which conditions precedent shall be satisfactory in form and substance to the Agent) that:

         (a) the Agent shall have completed its audit of PHH VMS's operations and shall be reasonably satisfied with the results of such audit;

         (b) the Agent shall have received on or before the Closing Date those agreements, opinions and other documents listed on Schedule I hereto;

         (c) the Administrative Agent shall have marked its master data processing records to evidence the inclusion of the Series 1998-B Leases and the Series 1998-B Leased Vehicles in the Trust and the interest of the Agent on behalf of the Lenders therein.

         (d) the Agent and PREFCO shall have been paid all fees and expenses required to be paid on the Closing Date pursuant to the terms hereof and of the Fee Letter;

         (e) on the Closing Date, the following statements shall be true both before and after giving effect to the making of the Loan (and acceptance of the proceeds of the Loan shall be deemed a representation and warranty by the Borrower that such statements are then true):

                  (i) the  representations  and  warranties set forth in Section
         3.1 are true and correct on and as of the Closing Date as though made on and as of the Closing Date;

                  (ii) no event has occurred and is continuing, or would result from the making of the Loan, that will constitute an Event of Default or a Potential Event of Default;

                  (iii) the principal amount of the Loan shall not exceed the least of (x) the Maximum Loan, (y) 83.33% of the Projected Adjusted Lease Balance of the Series 1998-B Leases as of November 30, 1998, or
         (z) the Projected Adjusted Lease Balance as of November 30, 1998, minus $25,000,000;

                  (iv) At least ninety-nine percent of the Series 1998-B Leased Vehicles were new at the inception of the Series 1998-B Lease associated with each such Series 1998-B Leased Vehicle; and

         (f) the Agent shall have received such other approvals, opinions or documents as it may reasonably request.

         Section 4.2. Conditions Subsequent to the Loan. The Borrower shall, within 30 days of the date of this Agreement, deliver to the Agent, (a) a Lockbox Agreement and (b) an insurance certificate showing that the Borrower and the Agent, for the benefit of the Lenders, are additional insureds on Cendant Corporation's Commercial Auto Coverage insurance policy with respect to bodily injury and property damage claims caused by accidents and resulting from the ownership, maintenance or use of any Series 1998-B Leased Vehicle.

                                   ARTICLE V.
                                    COVENANTS

         Section 5.1. Affirmative Covenants of Borrower. Until the date on which the Secured Obligations have been indefeasibly paid in full, the Borrower hereby covenants that:

         (a) Financial Reporting. The Borrower will maintain a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Agent:

                  (i) Annual Reporting. Within 95 days after the close of each of its fiscal years, balance sheets as at the close of such fiscal year and statements of income and retained earnings and a statement of cash flows for such fiscal year certified in a manner acceptable to the Agent by the chief financial officer of the Borrower.


                  (ii) Quarterly Reporting. Within 50 days after the close of the first three quarterly periods of each of its fiscal years, balance sheets as at the close of each such period and statements of income and retained earnings and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

                  (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit IV signed by the Borrower's chief financial officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                  (iv) Notices under Transaction Documents. Forthwith upon its receipt of any notice, amendment, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent, copies of the same, unless the Agent is otherwise entitled to receive the same pursuant to such Transaction Document.

                  (v) Other Information. Such other information (including non-financial information) as the Lender may from time to time reasonably request.

         (b) Notices. The Borrower will notify the Agent in writing of any of the following immediately upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                  (i) Events of Default or Potential Events of Default. The occurrence of each Event of Default or each Potential Event of Default.

                  (ii) Judgment. The entry of any judgment or decree against the Borrower.

                  (iii) Litigation.   The   institution  of  any   litigation,
         arbitration proceeding or governmental proceeding against the Borrower or in which the Borrower becomes a defendant or respondent.

         (c) Compliance with Laws. The Borrower will comply in all material respects with all applicable laws, rules, regulations, orders writs, judgments, injunctions, decrees or awards to which it may be subject.

         (d) Audits. The Borrower will furnish to the Agent from time to time such information with respect to the Certificate as the Agent may reasonably request. The Borrower shall, from time to time during regular business hours as requested by the Agent upon reasonable notice, permit the Agent or its representatives (i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Borrower relating to the Certificate and (ii) to visit the offices and properties of the Borrower for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Borrower's financial condition, the Certificate or the Borrower's performance hereunder.

         (e) Lenders' Reliance. The Borrower acknowledges that the Agent and the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a legal entity that is separate from the Guarantor and PHH VMS. Therefore, from and after the date of execution and delivery of this Agreement, the Borrower shall take all reasonable and, in any event, necessary steps (including, without limitation, all steps that the Agent or any Lender may from time to time reasonably request) to maintain the Borrower's identity as a separate legal entity and to make it manifest to third parties that the Borrower is an entity with assets and liabilities distinct from those of the Guarantor, PHH VMS and any Affiliates of either thereof (the "PHH Entities") and not just a division of any thereof. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Borrower shall:

                  (i) conduct its own business in its own name and require that all full-time employees of the Borrower, if any, identify themselves as such and not as employees of a PHH Entity (including, without limitation, by means of providing such employees with business or identification cards identifying such employees as the Borrower's employees);

                  (ii) compensate all employees, consultants and lenders directly, from the Borrower's bank accounts, for services provided to the Borrower by such employees, consultants and lenders and, to the extent any employee, consultant or lender of the Borrower is also an employee, consultant or lender of a PHH Entity, allocate the compensation of such employee, consultant or lender between the Borrower and such PHH Entity on a basis which reflects the services rendered to the Borrower and such PHH Entity;


                  (iii) clearly identify its offices, if any, (by signage or otherwise) as its offices and, if such office is located in the offices of a PHH Entity, the Borrower shall lease such office at a fair market rent;

                  (iv) conduct all transactions with PHH Entities strictly on an arm's-length basis, and allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between the Borrower and any PHH Entity on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                  (v) at all times have at least one member of its Board of Directors who is an "Independent Director" as provided in the Borrower's Certificate of Incorporation as in effect on the date hereof;

                  (vi) observe all corporate formalities as a distinct entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of the Borrower or (C) the initiation or participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving the Borrower, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

                  (vii) maintain the Borrower's books and records separate from those of any PHH Entity and cause its assets to be readily identifiable as its own assets rather than assets of a PHH Entity; provided that the commingling by the Trust of Collections relating to the Series 1998-B Assets and other assets in the Trust (as such term is defined in the Trust Agreement) shall not violate this provision;

                  (viii) prepare its financial statements separately from those of the PHH Entities and insure that any consolidated financial statements of the PHH Entities that include the Borrower have notes clearly stating that the Borrower is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of the Borrower;

                  (ix) except as specifically otherwise provided in the Transaction Documents, not commingle funds or other assets of the Borrower with those of any PHH Entity and not maintain bank accounts or other depository accounts to which any PHH Entity is an account party, into which any PHH Entity makes deposits or from which any PHH Entity has the power to make withdrawals, except in its capacity as Administrative Agent; and

                  (x) not permit any PHH Entity to pay any of the Borrower's operating expenses.

         (f) Retitling. If requested by the Agent, the Borrower shall cause each certificate of title relating to a Series 1998-B Leased Vehicle to show the Agent, for the benefit of the Lenders, as the sole lienholder with respect thereto if the rating of the Guarantor's senior unsecured long-term debt by each of Moody's Investor's Service, Inc. and Standard & Poor's Rating Group is reduced to or drops below Baa3 and BBB-, respectively.

         (g)Provision of Information. If requested by the Agent, the Borrower shall cause the Administrative Agent to furnish to the Agent or any representative of the Agent copies of any and all of the Records or Lease Files relating to the Series 1998-B Assets, Series 1998-B Leases or any portion of the Collateral.

         Section 5.2. Negative Covenants of Borrower. Until the date on which the Secured Obligations have been indefeasibly paid in full, the Borrower hereby covenants that:

         (a) Name Change, Offices, Records and Books of Accounts. The Borrower will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its principal place of business or chief executive office unless it shall have: (i) given the Agent at least 45 days prior notice thereof and (ii) taken all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Agent, for the benefit of the Lenders, in the Collateral.

         (b) Sales, Liens, Etc. The Borrower shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon the Certificate except in favor of the Agent, and the Borrower shall defend the right, title and interest of the Agent in, to and under any of the Certificate, against all claims of third parties.

         (c) Nature of Business; Other Agreements; Other Indebtedness. The Borrower shall not engage in any business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, in each case other than the transactions contemplated and authorized by the Transaction Documents. Without limiting the generality of the foregoing, the Borrower shall not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than:

                  (i) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,

                  (ii) the incurrence of obligations under this Agreement,

                  (iii) the incurrence of obligations, as expressly contemplated in the Contribution Agreement, to make payment to PHH VMS thereunder for the purchase of the Certificate from PHH VMS under the Contribution Agreement, and

                  (iv) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated in Section 5.1(e) of this Agreement.

         (d) Amendments to Transaction Documents. The Borrower shall not, without the prior written consent of the Agent (which consent shall be at the Agent's sole discretion):

                  (i)  cancel or terminate the Contribution Agreement,

                  (ii) give any consent, waiver, directive or approval under the
          Contribution   Agreement,    Trust   Agreement, Administrative  Agency
          Agreement, or the Supplement, if such action could have a Material Adverse Effect,

                  (iii) waive any default, action, omission or breach under the Contribution Agreement, Trust Agreement, Administrative Agency Agreement, or the Supplement, or otherwise grant any indulgence thereunder, if such action could have a Material Adverse Effect, or

                  (iv) amend, supplement or otherwise modify any of the terms of the Contribution Agreement or consent to the amendment, supplement, or other modification of any of the terms of the Trust Agreement, the Supplement, or the Administrative Agency Agreement, if such action could have a Material Adverse Effect.

         (e) Amendments to Corporate Documents. Without the prior written consent of the Agent, the Borrower shall not amend its certificate of incorporation or its by-laws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 5.1(e) of this Agreement.

         (f) Merger. The Borrower shall not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person.

                                   ARTICLE VI.
                                EVENTS OF DEFAULT
         Section 6.1. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (each an "Event of Default"):
         (a) The Administrative Agent, the Guarantor or the Borrower shall fail to make any payment or deposit when required under any Transaction Document and such failure shall continue for three (3) Business Days;

         (b) Any representation, warranty or certification made by the Borrower, the Guarantor or the Administrative Agent in any Transaction Document or in any other document delivered pursuant hereto shall prove to have been incorrect in any material respect when made; provided, however, that a breach of any representation or warranty with respect to any Series 1998-B Lease being an Eligible Lease shall not be an Event of Default hereunder if such contract is timely substituted or repurchased pursuant to Section 5.1 of the Supplement.

         (c) The Borrower, the Guarantor or the Administrative Agent shall fail to perform or observe any covenant or other similar term or agreement under any Transaction Document (other than as referred to in any other subsection of this Section 6.1) and such failure shall remain unremedied for five (5) Business Days following written notice thereof to the Borrower, the Guarantor or the Administrative Agent, as the case may be;

         (d) (i) The Borrower, the Guarantor or the Administrative Agent shall generally not pay its debts as such debts become due; (ii) the Borrower, the Guarantor or the Administrative Agent shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; (iii) any proceeding shall be instituted by the Borrower, the Guarantor or the Administrative Agent seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; (iv) the Borrower, the Guarantor or the Administrative Agent shall take any corporate action to authorize any of the actions set forth above in clause (ii) or (iii) of this subsection (d); or (v) any proceeding of the type described in clause (iii) of this subsection (d) shall be instituted against the Borrower, the Guarantor or the Administrative Agent and shall not be withdrawn, vacated or dismissed within 60 days after the commencement thereof;

         (e) Failure of the Borrower, the Administrative Agent or the Guarantor to pay any Indebtedness when due; or the default by the Borrower, the Administrative Agent or the Guarantor in the performance of any term, provision or condition contained in any agreement under which any Indebtedness was created or is governed, the effect of which is to cause or permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower, the Administrative Agent or the Guarantor shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; provided, however, that, in the case of the Administrative Agent or the Guarantor, the aggregate principal amount of any such Indebtedness is in excess of $25,000,000;

         (f) The rating of the Guarantor's senior unsecured long-term debt by each of Moody's Investor's Service, Inc. and Standard & Poor's Rating Group is reduced below Baa3 and BBB-, respectively;

         (g) Failure of the Certificate to represent a 100% beneficial interest in the Series 1998-B Assets;

         (h) The Borrower grants or suffers to exist any Adverse Claim on the Collateral or the proceeds thereof or the Agent's security interest in the Collateral or the proceeds thereof is not a first priority perfected security interest therein free of any Adverse Claims;

         (i) The Delinquency Ratio shall exceed 6.0% for any two consecutive Collection Periods;

         (j) The Default Ratio shall exceed 8% as of the last day of any Collection Period;

         (k) Any Transaction Document shall cease to be in full force and effect or is withdrawn, revoked or otherwise amended without the consent of the Agent;

         (l) PHH VMS shall fail to own, directly or indirectly, 100% of the Capital Stock of the Borrower;

         (m) A final judgment or judgments for the payment of money shall be rendered against Borrower by one or more courts, administrative tribunals or other bodies having jurisdiction over it and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower, shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal;

         (n) The Borrower's Net Worth shall be less than $25,000,000 at any time; or

         (o) From and after the earlier of (i) the delivery of an insurance certificate pursuant to Section 4.2 or (ii) 30 days from the date of this Agreement, the Borrower and the Agent, for the benefit of the Lenders, shall not be additional insureds on Cendant Corporation's Commercial Auto Coverage insurance policy with respect to bodily injury or property damage claims caused by accidents and resulting from the ownership, maintenance or use of any Series 1998-B Leased Vehicle

         Section 6.2.      Remedies

       (a) If an Event of Default specified in clause (ii), (iii) or (iv) of paragraph (d) of Section 6.1 occurs, the Loan (with accrued interest thereon) and all other amounts owing under this Agreement and the other Transaction Documents shall immediately and automatically become due and payable, and if any other Event of Default shall occur, with the consent of PREFCO or the Required Financial Institutions, the Agent may, or upon the request of PREFCO or the Required Financial Institutions, the Agent shall, by notice to the Borrower, declare the Loan (with accrued interest thereon) and all other amounts owing under this Agreement and the other Transaction Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Presentment, demand, protest and all other notices of any kind are hereby expressly waived.
       (b) In addition to the rights and remedies specified in Section 6.2(a), upon the occurrence of an Event of Default, the Agent may, or upon the request of PREFCO or the Required Financial Institutions, the Agent shall,

                  (i) designate as Co-Administrative Agent with respect to the Series 1998-B Assets any Person and cause the Administrative Agent to provide such Person access to the Lease Files (as defined in the Administrative Agency Agreement) with respect to the Series 1998-B Leases;

                  (ii) cause the Administrative Agent to segregate from other assets of the Administrative Agent, and deposit into an account designated by the Agent within one Business Day of receipt by the Administrative Agent, all Collections with respect to the Series 1998-B Assets;

                  (iii) obtain physical possession of the Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Agent such assignments and take such action and execute such documents and endorsements as the Agent shall request;

                  (iv) cause the certificates of title relating to the Series 1998-B Leased Vehicles to show the Agent, for the benefit of the Lenders, as the sole lienholder with respect thereto; or

                  (v)  exercise,   in  addition  to  all  other  rights  and
         remedies granted to it in this Agreement and in the other Transaction Documents, all rights and remedies of a secured party under the UCC in any applicable jurisdiction.

         (c) Without limiting the generality of the foregoing, the Agent without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk; provided that any such sale complies with the provisions of the Trust Agreement and would not result in the Trust becoming taxable as an "association" or publicly traded partnership taxable as a corporation for federal or state income tax purposes. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required or permitted by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Agent or the Lenders arising out of the exercise by the Agent of any of the rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

         (d) No right or remedy herein conferred upon or reserved to the Agent or the Lenders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent assertion or employment of any other appropriate right or remedy.

         (e) No delay or omission by the Agent or any Lender to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Section 6.2 or by law to the Agent or the Lenders may be exercised from time to time, and as often as may be deemed expedient, by the Agent or the Lenders.

         (f) Subject to Section 11.1, the Required Financial Institutions by written notice to the Borrower may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

                                  ARTICLE VII.
                                    THE AGENT

       Section 7.1. Authorization and Action. Each Lender hereby designates and appoints First Chicago to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Lenders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all the Secured Obligations. Each Lender hereby authorizes the Agent to execute on behalf of such Lender (the terms of which shall be binding on such Lender) each of the UCC financing statements, together with such other instruments or documents determined by the Agent to be necessary or desirable in order to perfect, evidence or more fully protect the interest of the Lenders contemplated hereunder.

         Section 7.2. Delegation of Duties. The Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         Section 7.3. Exculpatory Provisions. Neither the Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of the Borrower to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article IV, or for the perfection, priority, condition, value or sufficiency or any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Borrower. The Agent shall not be deemed to have knowledge of an Event of Default or Potential Event of Default unless the Agent has received notice from the Borrower or a Lender.

         Section 7.4. Reliance by Agent. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of PREFCO or the Required Financial Institutions or all of the Lenders, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Lenders; provided that unless and until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of PREFCO or the Required Financial Institutions or all of the Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         Section 7.5. Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent. Each Lender represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

         Section 7.6. Reimbursement and Indemnification. The Financial Institutions agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Borrower, (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Borrower hereunder and (ii) for any other expenses actually incurred by the Agent, in its capacity as Agent and acting on behalf of the Lenders, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

         Section 7.7. Agent in its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though the Agent were not the Agent hereunder. With respect to the acquisition of a portion of the Loan pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Financial Institution," "Lender," "Financial Institutions" and "Lenders" shall include the Agent in its individual capacity.

         Section 7.8. Successor Agent. The Agent may, upon 10 days' notice to the Borrower and the Lenders, and the Agent shall, upon the direction of all of the Lenders (other than the Agent, in its individual capacity) resign as Agent. If the Agent shall resign, then the Required Financial Institutions during such 10-day period shall (with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed) appoint from among the Lenders a successor agent. If for any reason no successor Agent is appointed by the Required Financial Institutions during such 10-day period, then effective upon the termination of such 10-day period, the Lenders shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and the Borrower shall make all payments in respect of the Loan directly to the applicable Lenders and for all purposes shall deal directly with the Lenders. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article VIl shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.

                                  ARTICLE VIII.
                               LIQUIDITY FACILITY

         Section 8.1. Transfer to Financial Institutions. Each Financial Institution hereby agrees, subject to Section 8.4, that immediately upon written notice from PREFCO delivered on or prior to the Liquidity Termination Date, it shall acquire by assignment from PREFCO, without recourse or warranty, its Pro Rata Share of all or a portion of the Loan funded by PREFCO as specified by PREFCO. Each Financial Institution shall promptly pay to the Agent at an account designated by the Agent, for the benefit of PREFCO, its Acquisition Amount. Unless a Financial Institution has notified the Agent that it does not intend to pay its Acquisition Amount, the Agent may assume that such payment has been made and may, but shall not be obligated to, make the amount of such payment available to PREFCO in reliance upon such assumption. PREFCO hereby sells and assigns to the Agent for the ratable benefit of the Financial Institutions, and the Agent hereby purchases and assumes from PREFCO, effective upon the receipt by PREFCO of the PREFCO Transfer Price, the portion of the Loan funded by PREFCO which is the subject of any transfer pursuant to this Article VIII.

         Section 8.2. Transfer Price Reduction Interest. If the Adjusted Liquidity Price is included in the calculation of the PREFCO Transfer Price for any portion of the Loan funded by PREFCO, each Financial Institution agrees that the Agent shall pay to PREFCO the Reduction Percentage of any interest received by the Agent with respect to such portion of the Loan.
         Section 8.3. Payments to PREFCO. In consideration for the reduction of the PREFCO Transfer Prices by the PREFCO Transfer Price Reductions, effective only at such time as the aggregate principal amount of the Loan funded by the Financial Institutions equals the PREFCO Residual, each Financial Institution hereby agrees that the Agent shall not distribute to the Financial Institutions and shall immediately remit to PREFCO any interest, Collections or other payments received by it to be applied pursuant to the terms hereof or otherwise to reduce the principal amount of the Loan funded by the Financial Institutions.

         Section 8.4. Limitation on Commitment to Purchase from PREFCO. Notwithstanding anything to the contrary in this Agreement, no Financial Institution shall have any obligation to purchase any portion of the Loan from PREFCO, pursuant to Section 8.1 or otherwise, if: (i) PREFCO shall have voluntarily commenced any proceeding or filed any petition under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of PREFCO or taken any corporate action for the purpose of effectuating any of the foregoing; or (ii) involuntary proceedings or an involuntary petition shall have been commenced or filed against PREFCO by any Person under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of PREFCO and such proceeding or petition shall have not been dismissed.

         Section 8.5. Defaulting Financial Institutions. If one or more Financial Institutions defaults in its obligation to pay its Acquisition Amount pursuant to Section 8.1 (each such Financial Institution shall be called a "Defaulting Financial Institution" and the aggregate amount of such defaulted obligations being herein called the "PREFCO Transfer Price Deficit"), then upon notice from the Agent, each Financial Institution other than the Defaulting Financial Institutions (a "Non-Defaulting Financial Institution") shall promptly pay to the Agent, in immediately available funds, an amount equal to the lesser of (x) such Non-Defaulting Financial Institution's proportionate share (based upon the relative Commitments of the Non-Defaulting Financial Institutions) of the PREFCO Transfer Price Deficit and (y) the unused portion of such Non-Defaulting Financial Institution's Commitment. A Defaulting Financial Institution shall forthwith upon demand pay to the Agent for the account of the Non-Defaulting Financial Institutions all amounts paid by each Non-Defaulting Financial Institution on behalf of such Defaulting Financial Institution, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Financial Institution until the date such Non-Defaulting Financial Institution has been paid such amounts in full, at a rate per annum equal to the Federal Funds Effective Rate plus (i) 0.5% per annum for the first two Business Days and (ii) 2.0% per annum thereafter. In addition, without prejudice to any other rights that PREFCO may have under applicable law, each Defaulting Financial Institution shall pay to PREFCO forthwith upon demand, the difference between such Defaulting Financial Institution's unpaid Acquisition Amount and the amount paid with respect thereto by the non-Defaulting Financial Institutions, together with interest thereon, for each day from the date of the Agent's request for such Defaulting Financial Institution's Acquisition Amount pursuant to Section 8.1 until the date the requisite amount is paid to PREFCO in full, at a rate per annum equal to the Federal Funds Effective Rate plus 2.0% per annum.

                                   ARTICLE IX.
                                 INDEMNIFICATION

         Section 9.1. Indemnities by the Borrower. Without limiting any other rights which the Agent or any Lender may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Agent and each Lender and their respective officers, directors, agents and employees (each, an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or actually incurred by any of them arising out of or as a result of this Agreement or the transaction contemplated by this Agreement or the other Transaction Documents, excluding, however:

        (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification; or

        (b)       taxes, except as provided in Section 9.3
       provided, however, that nothing contained in this sentence shall limit the liability of the Borrower or limit the recourse of the Borrower for amounts otherwise provided to be paid by the Borrower under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, the Borrower shall indemnify the Lenders for Indemnified Amounts relating to or resulting from:

                  (i) any representation or warranty made by the Borrower (or any of its respective officers) under or in connection with any Transaction Document, any Monthly Report or any other written information or report delivered by the Borrower, pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                  (ii) the failure by the Borrower to comply with any covenant made by it in any Transaction Document;

                  (iii) any failure of the Borrower to perform its duties or obligations in accordance with the provisions of any Transaction Document;

                  (iv) the failure to vest and maintain in the Agent for the benefit of the Lenders a valid first priority perfected security interest in the Collateral;

                  (v) the failure of the Trust to have an ownership interest in the Series 1998-B Assets free and clear of Adverse Claims, except for the lienholder interest of PHH VMS in the related Vehicles;

                  (vi) any bodily injury or property damage claim caused by an accident and resulting from the ownership, maintenance or use of any Series 1998-B Leased Vehicle;

                  (vii) the failure by the Borrower to comply with any applicable law, rule or regulation with respect to any Series 1998-B Asset or Lease related thereto, or the failure of any Series 1998-B Asset or Lease related thereto to conform to any such applicable law, rule or regulations;

                  (viii) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Lessee) of any Lessee to the payment of any Lease (including, without limitation, a defense based on such Lease not being a legal, valid and binding obligation of such Lessee enforceable against it in accordance with its terms), or any other claim resulting from the lease of the related Vehicle or service related to such Lease or the furnishing or failure to furnish such Vehicle or services, in each case as a result of any action or failure to act on part of the Administrative Agent;

                  (ix) the commingling of Collections of Series 1998-B Assets at any time with other funds;

                  (x) any investigation, litigation or proceeding related to or arising from any Transaction Document, the transactions contemplated thereby, the use of the proceeds of the Loan or the security interest in the Certificate or any other investigation, litigation or proceeding relating to the Borrower in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby or thereby;

                  (xi) any failure of the Borrower to give reasonably equivalent value to PHH VMS under the Contribution Agreement in consideration of the transfer by PHH VMS of the Certificate, or any attempt by any Person to void any such transfer under statutory provisions or common law or equitable action, including, without limitation, any provision of the federal Bankruptcy Code, 11 U.S.C. ss. 101 et seq.;

                  (xii) a Year 2000 Problem with respect to hardware or software systems used by the Borrower or the Administrative Agent; or

                 (xiii) the termination of any Tranche Period by the Borrower, or reduction by the Borrower of the principal amount of the Loan allocated to a Tranche Period.

       Section 9.2.         Increased Cost and Reduced Return.

       (a) If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a "Regulatory Change"): (i) which subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Certificate, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source) or (ii) which imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) which imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, the Borrower shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or compensate such Funding Source for such reduction. If the Borrower is required to make any payment to a Financial Institution pursuant to this subsection (a), the Borrower may, but shall not be obligated to, replace such Financial Institution with another financial institution (which shall be reasonably acceptable to the Agent) having a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investors Service, Inc. If a Financial Institution is replaced pursuant to this subsection (a), the replacement financial institution shall be deemed to be a Purchasing Financial Institution and shall comply with the provisions of Section 10.1(b) of this Agreement.

       (b) Payment of any sum pursuant to Section 9.2(a) shall be made by the Borrower to the Agent, for the benefit of the relevant Funding Source, not later than ten (10) days after any such demand is made. A certificate of any Funding Source, signed by an authorized officer claiming compensation under this Section
9.2 and setting forth the additional amount to be paid for its benefit and explaining the manner in which such amount was determined shall constitute prima facie evidence of the amount to be paid.

         Section 9.3.      No Withholding or Other Taxes.

         (a) Any and all payments by the Borrower hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all interest, penalties, additions, or liabilities with respect thereto, excluding, in the case of each Lender and the Agent, net income taxes that are imposed by the United States and franchise taxes and net income taxes that are imposed on such Lender or the Agent by the state or foreign jurisdiction under the laws of which such Lender or the Agent (as the case may be) would be subject to net income tax, based on either residence or domicile of the recipient in the taxing jurisdiction or the conduct of a trade or business by the recipient in such jurisdiction, without regard to the transactions contemplated hereby and any payments hereunder or under any related Transaction Document or any political subdivision thereof [but not including any such tax that results in a credit or deduction in the jurisdiction in which such Lender would not be entitled to indemnification] (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") or Other Taxes (as defined below). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 9.3(a)), such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

         (c) The Borrower  will  indemnify  each Lender and the Agent within ten
(10) days after demand therefor for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 9.3) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided that a Lender or the Agent, as appropriate, making a demand for indemnity payment shall provide the Borrower with a certificate from the relevant taxing authority or from a responsible officer of such Lender or the Agent stating or otherwise evidencing that such Lender or the Agent has made payment of such Taxes or Other Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes or Other Taxes.

         (d) Within 30 days after the date of any payment of Taxes or Other Taxes, the Borrower will furnish to the Agent an original or certified copy of a receipt issued by the relevant taxing authority or other appropriate evidence of payment thereof as shall be reasonably acceptable to the Lender or the Agent, as applicable.

         (e) Each Lender, Assignee or Participant that is not created or organized under the laws of the United States or a political subdivision thereof (each a "Non-U.S. Lender") shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Borrower (with a copy to the Agent and, if applicable, the assigning Lender or the Lender selling to a Participant which is a Non-U.S. Lender) (i) within 15 days after the date hereof, or, if later, the date on which such Person becomes a Non-U.S. Lender, two (or such other number as may from time to time be prescribed by applicable laws or regulations) duly completed copies of IRS Form 4224 or Form 1001 (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws or regulations), as appropriate, to permit the Borrower and the Agent to make payments hereunder for the account of such Non-U.S. Lender without deduction or withholding of United States federal income or similar taxes and (ii) upon request of the Agent as a result of the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 9.3(c), copies (in such numbers as may be from time to time be prescribed by applicable laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Borrower and the Agent to make payments hereunder for the account of such Lender without deduction or withholding of United States federal income or similar taxes.

         Section 9.4. Costs and Expenses Relating to this Agreement. In addition to the fees specified in the Fee Letter, the Borrower shall pay to the Agent and PREFCO on demand all reasonable out-of-pocket expenses (including, without limitation, reasonable audit fees and time charges of internal and outside counsel for the Agent and the Lenders) incurred in connection with the preparation, execution, delivery, amendments and waivers of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. The Borrower shall pay to the Agent on demand any and all costs and expenses of the Agent and the Lenders, if any, including reasonable counsel fees and expenses incurred in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement or other Transaction Documents following an Event of Default.

         Section 9.5. Refunds. If the Agent or a Lender receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 9.3, it shall within 30 days from the date of such receipt pay over to the Borrower (a) such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this
Section 9.3 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender and (b) interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of the Agent or such Lender shall repay the amount paid over to the Borrower (plus penalties, interest or other charges) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund to such Governmental Authority.

                                   ARTICLE X.
                                   ASSIGNMENTS

         Section 10.1. Assignments (a) The Borrower and each Financial Institution hereby (i) agree and consent to the complete or partial assignment by PREFCO of all of its rights under, interest in, title to and obligations under this Agreement to the Agent for the benefit of the Financial Institutions pursuant to Section 8.1, and (ii) agree that they will not unreasonably withhold or delay their consent to the complete or partial assignment by PREFCO of all of its rights under, interest in, title to and obligations under this Agreement to any other special purpose receivables funding or purchasing conduit for which First Chicago performs administrative functions. Upon any complete or partial assignment made in accordance with the preceding sentence, PREFCO shall be released from its obligations so assigned. Further, the Borrower and each Financial Institution hereby agree that any assignee of PREFCO of this Agreement or all or any portion of the Loan funded by PREFCO shall have all of the rights and benefits under this Agreement as if the term "PREFCO" explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of PREFCO hereunder. The Borrower shall not have the right to assign its rights or obligations under this Agreement.

         (b) With the prior written consent of PREFCO and the Borrower (the Borrower's consent not to be unreasonably withheld), any Financial Institution may at any time and from time to time assign to one or more Persons (each, a "Purchasing Financial Institution") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, in a form and substance satisfactory to the Agent (the "Assignment Agreement"), executed by such Purchasing Financial Institution and such selling Financial Institution. Each assignee of a Financial Institution must have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investors Service, Inc. and must agree to deliver to the Agent, promptly following any request therefor by the Agent or PREFCO, an enforceability opinion in form and substance satisfactory to the Agent and PREFCO. Upon delivery of the executed Assignment Agreement to the Agent, such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter, the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by the Borrower, the Lenders or the Agent shall be required.

       (c) Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investors Service, Inc. (an "Affected Financial Institution"), such Affected Financial Institution shall be obliged, at the request of PREFCO or the Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution or (ii) another financial institution nominated by the Agent and acceptable to PREFCO, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution's Pro Rata Share of the Loan and interest owing to the Financial Institutions and all accruing but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Loan. Each Affected Financial Institution shall give notice to the Borrower of any assignment pursuant to this Section 10.1(b).

         Section 10.2. Participations. Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each, a "Participant") participating interests in its Pro Rata Share of the Loan funded by the Financial Institutions, its obligation to pay PREFCO its Acquisition Amounts or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution's rights and obligations under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and the Borrower, PREFCO and the Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 11.1 (b)(i).

                                   ARTICLE XI.
                                  MISCELLANEOUS

         Section 11.1.     Waivers and Amendments.

       (a) No failure or delay on the part of any party hereto in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

       (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 11.1(b). PREFCO, the Borrower and the Agent, at the direction of the Required Financial Institutions, may enter into written modifications or waivers of any provisions of this Agreement; provided, however, that no such modification or waiver shall:

               (i) without the consent of each affected Lender, (A) extend the Liquidity Termination Date or the date of any payment or deposit of amounts due to each such Lender by the Borrower or the Administrative Agent, (B) reduce the rate or extend the time of payment of interest (or any component thereof), (C) reduce any fee payable to the Agent for the benefit of the Lenders, (D) except pursuant to Article VIII or X hereof, change the amount of the Loan funded by any Lender, a Financial Institution's Pro Rata Share or a Financial Institution's Commitment, (E) amend, modify or waive any provision of the definition of Required Financial Institutions or this Section 11.1(a), (F) consent to or permit the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, (G) change the definition of "Eligible Lease", "Default Ratio", "Loss Percentage", or "Delinquency Ratio", or
       (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner which would circumvent the intention of the restrictions set forth in such clauses; or

               (ii) without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

Notwithstanding the foregoing, (i) without the consent of the Financial Institutions, the Agent may, with the consent of the Borrower, amend this Agreement solely to add additional Persons as Financial Institutions hereunder and (ii) without the consent of the Borrower, the Agent, the Required Financial Institutions and PREFCO may enter into amendments to modify any of the terms or provisions of Article VIII or Article X; provided that such amendment has no negative impact upon the Borrower. Any modification or waiver made in accordance with this Section 11.1 shall apply to each of the Lenders equally and shall be binding upon the Borrower, the Lenders and the Agent.

         Section 11.2.     Notices.

       (a) Except as provided in subsection (b) below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof. All such communications and notices shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when received through the mails, transmitted by telecopy, delivered to the telegraph company, confirmed by telex answer back or delivered to the cable company, respectively, except that communications and notices to the Agent or any Lender pursuant to Article I or II shall not be effective until received by the intended recipient.

       (b) The Borrower hereby authorizes the Agent to effect Tranche Period and Interest Rate selections based on telephonic notices made by any Person whom the Agent in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Agent, upon request, a written confirmation of each telephonic notice signed by an authorized officer of the Borrower. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent, the records of the Agent shall govern absent manifest error.

         Section 11.3. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of the Loan owing to such Lender (other than payments received pursuant to Section 9.2 or 9.3) in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Loan, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Loan held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of the Loan; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

       Section 11.4.       Confidentiality.

       (a) The Borrower shall maintain and shall cause each of its Affiliates and the employees and officers the Borrower and each of its Affiliates to maintain the confidentiality of the terms and provisions of this Agreement set forth in Schedule II and the other confidential proprietary information with respect to the Lenders and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that the Borrower and its officers and employees may disclose such information to the Agent and to the Borrower's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding. In addition, the Borrower may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

       (b) Each of the Agent and the Lenders shall maintain and shall cause each of their respective employees and officers to maintain the confidentiality of this Agreement and the other Confidential Proprietary Information with respect to the Borrower, PHH VMS, the Guarantor, the Trust, and their Affiliates, and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein. Anything herein to the contrary notwithstanding, the Borrower hereby consents to the disclosure of any nonpublic information with respect to it: (i) to the Agent and the Lenders, (ii) by the Lenders to any prospective or actual assignee of any of them, or (iii) by the Agent and the Lenders to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to PREFCO, or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which First Chicago acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing; provided that each such Person is informed of the confidential nature of such information in a manner consistent with the practice of the Agent for the making of such disclosures generally to Persons of such type and agrees to maintain such confidentiality; provided, further, that in no event shall any such information be disclosed to any Person engaged in a business that is in competition with the vehicle leasing or vehicle management services business of PHH VMS. In addition, the Lenders and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

         Section 11.5.     Bankruptcy Petition.

       (a) The Borrower, the Agent and each Financial Institution hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of PREFCO, it will not institute against, or join any other Person in instituting against, PREFCO any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

       (b) The Agent and each Lender hereby covenant and agree that they shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Beneficiaries and the delivery to the Trustee by each such Beneficiary of a certificate certifying that such Beneficiary reasonably believes that the Trust is insolvent. The Agent and each Lender hereby covenant and agree that for a period of one year and one day after payment in full of all distributions to all Beneficiaries of Specified Beneficial Certificates pursuant to the terms of the Trust Agreement, they will not institute against, or join any Person instituting against, PHH Subsidiary any bankruptcy, reorganization, insolvency, or liquidation proceeding, or other similar proceeding, under the laws of the United States without the consent of 100% of the Holders of Specified Beneficial Certificates (excluding PHH Subsidiary or any of its Affiliates). In accordance with Section 4.4(f) of the Trust Agreement, the Agent and each Lender acknowledges that they shall have no interest in the Series Specified Assets related to any Series of Specified Beneficial Certificates, other than Series 1998-B Assets.

         Section 11.6. Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of PREFCO, the Agent or any Financial Institution, no claim may be made by the Borrower, the Administrative Agent or any other person against PREFCO, the Agent or any Financial Institution, or their respective Affiliates, directors, officers, employees, or attorneys for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         Section 11.7. Choice Of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

         Section 11.8. Consent To Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE TRANSACTION DOCUMENTS AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION WHEREIN ANY ASSETS OF THE BORROWER OR PHH VMS AND PHH SUBSIDIARY MAY BE LOCATED. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR A LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH DOCUMENTS SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         Section 11.9. Waiver Of Jury Trial. THE AGENT, THE BORROWER AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, LEASE OR
OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE TRANSACTION DOCUMENTS OR THE RELATIONSHIPS ESTABLISHED THEREUNDER.

         Section 11.10. Integration; Survival of Terms. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. The provisions of Article IX and Sections 11.5 and 11.12 shall survive any termination of this Agreement.

         Section  11.11.  Counterparts;  Severability.  This  Agreement  may  be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.12. Recourse. The obligations of the Borrower under this Agreement or any other Transaction Document constitute a full recourse obligation of the Borrower. Recourse shall be had for payment of the Loan, interest thereon and any fee or other obligation or claim arising out of or relating to this Agreement or any other Transaction Document executed and delivered or issued by the Borrower or any officer of the Borrower. The provisions of this Section 11.12 shall survive the termination of this Agreement.

         Section 11.13. First Chicago Roles. Each of the Financial Institutions acknowledges that First Chicago and certain of its Affiliates including (First Chicago Capital Markets, Inc.) act, or may in the future act, (i) as administrative agent for PREFCO, (ii) as issuing and paying agent for the Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (iv) to provide other services from time to time for PREFCO (collectively, the "First Chicago Roles"). Without limiting the generality of this Section 11.13, each Financial Institution hereby acknowledges and consents to any and all First Chicago Roles and agrees that in connection with any First Chicago Role, First Chicago may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for PREFCO, and the giving of notice to the Agent of a mandatory purchase pursuant to Section 8.1.

       Setion 11.14. Further Actions Evidencing Loans and the Security Interest Created Herein.

       (a) The Borrower shall, from time to time, promptly execute and deliver all further instruments and documents, and take all further actions that the Agent may reasonably request, to perfect, protect or more fully evidence the security interest granted under the Transaction Documents, or to enable the Agent to exercise and enforce the respective rights and remedies of the Agent and the Lenders under the Transaction Documents. Without limiting the foregoing, the Borrower shall upon request of the Agent (i) execute and file such financing statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or evidence such security interest; and (ii) deliver possession of the Certificate to the Agent.

        (b) The Borrower authorizes the Agent to file or cause to be filed financing or continuation statements, and amendments thereto and assignments thereof, relating to the Certificate and the proceeds therefrom.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.
BORROWER:
                              TRAC FUNDING, INC.



                              By:
                              Name:
                              Title:

                              Address for Notices:

                              TRAC Funding, Inc.
                              c/o PHH Vehicle Management Services Corporation 307 International Circle
                              Mail Code - CP
                              Hunt Valley, Maryland 21030-1337

                              Attention: Joseph Weikel

                              Phone:  (___)___-____
                                Fax:  (___)___-____


                              PREFCO:  PREFERRED RECEIVABLES FUNDING CORPORATION




                              By:     /s/ Eleanor Nadbielny
                              Name:  Eleanor Nadbielny
                              Title: Authorized Signatory


                              c/o The First National Bank of Chicago
                              Asset-Backed Finance
                              Suite 0597, 1-19
                              One First National Plaza
                              Chicago, Illinois 60670-0079

                              Attention:
                              Asset Backed Finance---Financial Administration

                              Fax:  (312) 732-1844

AGENT:                        THE FIRST NATIONAL BANK OF CHICAGO


                              By:      /s/ Eleanor Nadbielny
                                       Eleanor Nadbielny
                                       First Vice President


                              The First National Bank of Chicago
                              Suite 0597, 1-21
                              One First National Plaza
                              Chicago, Illinois 60670-0597

                              Attention:
                              Beth Provanzana
                              Asset Backed Finance

                              Fax: (312) 732-3205

FINANCIAL INSTITUTIONS:

Commitment

$500,000,000                  THE FIRST NATIONAL BANK OF CHICAGO




                              By:      /s/ Eleanor Nadbielny
                                      Eleanor Nadbielny
                                      First Vice President


                              The First National Bank of Chicago
                              Suite 0597, 1-21
                              One First National Plaza
                              Chicago, Illinois 60670-0597

                              Attention: Beth Provanzana
                              Asset Backed Finance

                              Fax:          (312) 732-3205

                                    Exhibit I

                                   Definitions

         As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Acquisition Amount" means, on the date of any purchase from PREFCO of all or a portion of the Loan funded by PREFCO pursuant to Section 8.1, (i) with respect to each Financial Institution other than First Chicago, the lesser of
(a) such Financial Institution's Pro Rata Share of the PREFCO Transfer Price and
(b) such Financial Institution's unused Commitment and (ii) with respect to First Chicago, the difference between (a) the PREFCO Transfer Price and (b) the aggregate amount payable by all other Financial Institutions on such date pursuant to clause (i) above.

         "Adjusted Lease Balance" has the meaning specified in the Trust Agreement.

         "Adjusted Liquidity Price" means, in determining the PREFCO Transfer Price for any portion of the Loan funded by PREFCO, an amount equal to:

        where:
                  PI       =        a fraction expressed as a percentage,  the
                                    numerator of which is the  principal  amount
                                    of  the  Loan   funded  by  PREFCO  and  the
                                    denominator   or  which  is  the   aggregate
                                    principal amount of the Loan;
                  LP       =        the Loss Percentage;
                  NDA      =        the aggregate  Adjusted Lease Balance of all
                                    Leases  included in the Series 1998-B Assets
                                    which are not Defaulted Assets; and
                  IA       =        Indemnified  Amounts  payable to any
                                    Indemnified  Party pursuant to Section 9.1.

Each of the foregoing shall be determined from the most recent Monthly Report received from the Administrative Agent.

         "Administrative   Agency   Agreement"   means   that   certain
Administrative Agency Agreement dated as of June 12, 1998, among the Trust and the Administrative Agent, as amended and supplemented by the Series 1998-A Supplement, dated as of June 12, 1998, the Amendment to the Administrative Agency Agreement, dated December 17, 1998, and the Supplement .

         "Administrative Agent" means at any time PHH VMS or such other Person then authorized pursuant to the Administrative Agency Agreement to service, administer and collect the Series 1998-B Assets.

         "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

         "Affected Financial Institution" has the meaning specified in Section 10.1(b).

         "Affected Party" has the meaning specified in Section 1.7(a).

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. For the purpose of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled by" have meanings correlative to the foregoing.

         "Agent" means First Chicago in its capacity as Agent for the Lenders pursuant to Article VIl, and not in its individual capacity as a Financial Institution, and any successor Agent appointed pursuant to Article VIl.

         "Agreement" means this Loan and Security Agreement, as it may be amended or modified and in effect from time to time.

         "Allocated Commercial Paper" means Commercial Paper issued by PREFCO for a tenor and in an amount specifically requested by any Person in connection with a Receivables Purchase Facility then being made available by PREFCO (or by any agent on its behalf).

         "Assignment" means the Assignment and Assumption Agreement II, dated as of December 17, 1998 among PHH VMS, PHH Subsidiary and the Trust.

         "Assignment Agreement" has the meaning specified in Section 10.1(b).

         "Base Rate" means a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, changing when and as such rate changes.

         "Beneficiary" has the meaning specified in the Trust Agreement.

         "Borrower" has the meaning set forth in the preamble to this Agreement.

         "Broken Funding Costs" means for any portion of the Loan funded substantially with Pooled Commercial Paper or substantially with Specially Pooled Paper which (i) is reduced or (ii) has its CP Interest reduced or terminated without compliance with the notice requirements hereunder, the excess, if any, of (A) the CP Interest that would have accrued during the remainder of the Tranche Periods for Commercial Paper determined by the Agent to relate to such portion of the Loan (the "Applied Funding Charges") subsequent to the date of such reduction or termination on the principal amount of such portion of the Loan if such reduction or termination had not occurred, over (B) the sum of (x) the Applied Funding Charges actually accrued during such period on the outstanding loan after such reduction or termination and (y) the income, if any, actually received during such period by the holder of the outstanding loan after such reduction or termination from investing the portion of any payment not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Lender or Lenders agree to pay to the Borrower the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

         "Business Day" means any day on which banks are not authorized or required to close in Baltimore, Maryland, New York, New York or Chicago, Illinois and the Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

         "Certificate" means the Series 1998-B Certificate issued pursuant to the Supplement, and which represents a beneficial interest in the Series 1998-B Assets.

         "Charged-Off Lease" means any Lease or any portion of such a Lease: (i) as to which the Lessee thereof has taken any action, or suffered any event to occur, of the type described in Section 6.1(d) (as if references to the Borrower therein refer to such Lessee); or (ii) which, consistent with the Credit and Collection Practices, should be written off as uncollectible.

         "Closing Date" means the date on which the conditions precedent set forth in Section 4.1 are satisfied or, in the sole discretion of the Agent, waived.

         "Collateral" means all right, title and interest of the Borrower in and to (i) the Certificate issued by the Trust to PHH VMS and conveyed to the Borrower pursuant to the terms of the Contribution Agreement and any interest of the Borrower in the Series 1998-B Assets and all other assets of the Trust evidenced by the Certificate, (ii) the Contribution Agreement, (iii) the Trust Agreement, (iv) the Administrative Agency Agreement, (v) the Supplement, (vi) all cash or other property distributed or distributable on account of the Certificate, (vii) all cash on deposit in any bank account received as income or distributions on the Series 1998-B Assets and which has been distributed or will be distributed as income or distributions on the Certificate and the Series
1998-A Assets, and (viii) any and all proceeds with respect to any of the foregoing.

         "Collection Period" means each period from (and including) the first day of each calendar month to (and including) the last day of such calendar month.

         "Collections"   means,   with  respect  to  any  Series   1998-B  Asset
"Collection", as defined in the Trust Agreement in respect of such Series 1998-B Asset.

         "Commercial Paper" means promissory notes of PREFCO issued by PREFCO in the commercial paper market.

         "Commitment" means, for each Financial Institution, the commitment of such Financial Institution to purchase its Pro Rata Share of the Loan from PREFCO, such Pro Rata Share not to exceed, in the aggregate, the amount set forth opposite such Financial Institution's name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.

         "Concentration Limit" means, on the date the Loan is made, an amount equal to 6% of the Adjusted Lease Balance of the Series 1998-B Assets on the Closing Date.

         "Confidential Proprietary Information" means all information relating to the Borrower, PHH VMS, the Guarantor, the Trust or their Affiliates and their respective businesses, whether oral, written or otherwise (including any such information furnished prior to the execution of this Agreement) to the Agent, the Lenders or PREFCO, each of their directors, officers, partners, advisors (including financial advisors), affiliates, employees, agents or representatives (collectively, "Representatives"), by the Borrower, PHH VMS, the Guarantor, the Trust or their Affiliates and their Representatives and all reports, analyses, compilations, studies and other materials prepared by the Agent, the Lenders or PREFCO or their Representatives (in whatever form maintained, whether documentary, computer storage or otherwise) containing, reflecting or based upon , in whole or in part, any such information or reflecting their review or view of the transaction contemplated herein or the Confidential Proprietary Information. The term "Confidential Proprietary Information" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Agent, the Lenders, PREFCO or their Representatives or anyone to whom the Agent, the Lenders, PREFCO or any of their Representatives transmit any Confidential Proprietary Information, (ii) is or becomes known or available to the Agent, the Lenders, PREFCO or their Representatives on a non-confidential basis from a source (other than the Borrower, PHH VMS, the Guarantor, the Trust or their Affiliates or one of their Representatives) who, insofar as is known to the Agent, the Lenders, PREFCO or their Representatives after reasonable due inquiry, is not prohibited from transmitting the information to the Agent, the Lenders, PREFCO or their Representatives, as the case may be, by a contractual, legal, fiduciary or other obligation, (iii) is independently developed by the Agent, the Lenders, PREFCO or their Representatives without use of any information that would itself be independently deemed Confidential Proprietary Information, or (iv) general information regarding any leasing or other financial product structures or characteristics (including financial, accounting and legal characteristics) provided by the Agent and not based upon the Confidential Proprietary Information.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.
         "Contribution Agreement" means that certain Asset Contribution Agreement dated as of December 17, 1998 between the Borrower and PHH VMS, as the same may be amended, restated and/or otherwise modified from time to time in accordance with the terms thereof and hereof.

         "CP Interest" means (i) in respect of any portion of the Loan funded substantially with Pooled Commercial Paper, the Pooled Funding Charges, and (ii) in respect of any portion of the Loan funded substantially with Specially Pooled Paper, the Special Funding Charges.

         "Credit and Collection Practices" means the credit and collection policies and practices relating to Series 1998-B Assets existing on the date hereof and as attached hereto as Exhibit VIII and as described to PREFCO, as modified from time to time in accordance with this Agreement.

         "Default Ratio" means, at any time of determination, the lesser of (i) a ratio, expressed as a percentage, of Net Write-Offs for the 12 full calendar months immediately preceding such time to the average Adjusted Lease Balance of all Series 1998-B Leases for such 12 full calendar months, and (ii) the ratio, expressed as a percentage, of (A) such Net Write-Offs multiplied by the ratio, expressed as a percentage, of the Adjusted Lease Balance of those Series 1998-B Leases which became Defaulted Leases during such 12 full calendar months to the Adjusted Lease Balance of all Series 1998-B Leases and all other Leases serviced by the Administrative Agent for such 12 full calendar months the Lessees of which were Lessees with respect to such Defaulted Leases, to (B) the average Adjusted Lease Balance of all Series 1998-B Leases for such 12 full calendar months; for purposes hereof, the Adjusted Lease Balance of the Leases shall be deemed to be equal to the Adjusted Lease Balance thereof on the Closing Date for all times prior to the Closing Date.

         "Defaulted Asset" means a Series 1998-B Asset with respect to which the Lease associated therewith is a Defaulted Lease.

         "Defaulted Lease" means a Lease: (i) as to which 75% or greater of billings remain unpaid for more than 120 days from the original due date, provided that such delinquency is not due to a valid billing dispute or (ii) which has been declared in default under the Credit and Collection Practices.

         "Defaulting Financial Institution" has the meaning specified in Section 8.5.

         "Delinquent Lease" means a Lease (other than a Defaulted Lease) as to which any payment, or part thereof, remains unpaid for more than 60 days or more from the original due date for such payment.

         "Delinquency Ratio" means, for any Collection Period, the ratio (expressed as a percentage) of (i) the aggregate billings which were unpaid for 60 days or more from the original due date thereof as of the last day of such Collection Period with respect to all Series 1998-B Leases and all other Leases serviced by the Administrative Agent, to (ii) the sum of (a) the aggregate billings which were unpaid as of the last day of the prior Collection Period with respect to all Series 1998-B Leases and all other Leases serviced by the Administrative Agent and (b) the aggregate amount billed during such Collection Period with respect to all Series 1998-B Leases and all other Leases serviced by the Administrative Agent.

         "Depreciation Rent" has the meaning specified in the Administrative Agency Agreement.

         "Eligible Lease" means, on the Closing Date, any Lease:

         (1) which is denominated and payable only in United States dollars in the United States,

         (2) the Lessee of which (a) is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States, (b) is not an Affiliate of any of the parties hereto, and
(c) is not a government or a governmental subdivision or agency,

         (3)      the Lessee of which is not the Lessee of any Defaulted Lease,

         (4)      which is not a Charged-Off Lease,

         (5) that requires payment within 30 days of the date of invoice and which requires the unamortized book value of the related Vehicle to be paid in full with 60 months of the date of commencement of the applicable lease term at a floating rate of interest,

         (6) which is  "chattel  paper" or an  "account"  within the  meaning of
9-105  or  Section   9-106,   respectively,   of  the  UCC  of  all   applicable
jurisdictions,

         (7) which is in full force and effect and constitutes the legal, valid and binding obligation of the related Lessee enforceable against such Lessee in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar laws of general applicability and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (8) which (a) does not require the Lessee under such Lease to consent to the transfer, sale or assignment of the rights of PHH VMS or any of its assignees under such Lease and (b) is not subject to a confidentiality provision that would have the effect of restricting the ability of the Agent or any Lender to exercise its rights under this Agreement, including, without limitation, its right to review the Lease,

         (9) which has been selected by PHH VMS for inclusion in the Series 1998-B Assets on a non-preferential basis not adverse to the interests of the Lenders,

         (10) which is not subject to any right of rescission, set-off (in respect of all or any portion of the outstanding principal balance thereof then being proposed for inclusion in Series 1998-B Assets as of the Closing Date), counterclaim, dispute, any other defense (including defenses arising out of violations of usury laws) of the applicable Lessee or PHH VMS or any other Adverse Claim,

         (11) a Lease as to which PHH VMS has satisfied and fully performed all obligations on its part with respect to such Lease required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Lessee,

         (12) all right, title and interest to and in which has been validly transferred by PHH VMS directly to the Trust under and in accordance with the Trust Agreement and the Assignment, and the Trustee has good and marketable title thereto free and clear of any Adverse Claim, except as permitted by the Transaction Documents,

         (13) which was created in compliance with and does not contravene any, law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) in any material respect and with respect to which no part of the Lease related thereto is in violation of any such law, rule or regulation,

(14) which satisfies, all applicable requirements of the Credit and Collection Practices,

(15)     which was generated in the ordinary course of PHH VMS' business,

(16) the Adjusted Lease Balance of which when aggregated with the Adjusted Lease Balance of all Series 1998-B Leases of the related Lessee and any Affiliates of such Lessee does not exceed the Concentration Limit, except as otherwise agreed by Agent, and

(17) which leases an automobile or light duty truck.


         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Event of  Default" has the meaning specified in Section 6.1.

         "Facility Termination Date" means the earlier to occur of (a) the Liquidity Termination Date and (b) the occurrence of an Event of Default.

         "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for US Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Reference Bank from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" means that certain letter agreement dated as of December 17, 1998 between the Borrower and the Agent, as heretofore or hereafter amended or modified and in effect from time to time.

         "Financial Institutions" means the financial institutions listed on the signature pages of this Agreement under the heading "Financial Institutions" and their respective successors and assigns.

         "First Chicago" means The First National Bank of Chicago in its individual capacity and its successors.

         "First Chicago Roles" has the meaning specified in Section 11.13.

         "Funding   Agreement"   means  this  Agreement  and  any  agreement  or
instrument executed by any Funding Source with or for the benefit of PREFCO.

         "Funding Source" means (i) any Financial Institution or (ii) any insurance company, bank or other financial institution providing liquidity, credit enhancement or back-up purchase support or facilities to PREFCO. "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantee" means the Guarantee dated as of December 17, 1998 made by the Guarantor in favor of the Agent and the Lenders, as hereafter amended or modified and in effect from time to time.

         "Guarantor" means PHH Corporation, a Maryland corporation.

         "Holder" has the meaning specified in the Trust Agreement.

         "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and
(viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

         "Interest Rate" means the LIBO Rate or the Base Rate, as applicable.

         "Lease" means, any lease between PHH VMS and a Lessee substantially in the form of Exhibit A to the Administrative Agency Agreement and assigned by PHH VMS and PHH Subsidiary to the Trust.

         "Lessee" means the Lessee of a Series 1998-B Leased Vehicle or any Person who is obligated to make payments on the related Lease.

         "Lease File" has the meaning specified in the Administrative Agency Agreement.

         "Lender" means, PREFCO or a Financial Institution, as applicable.

         "LIBO Rate" means the rate per annum equal to the sum of (i) (a) the rate at which deposits in US Dollars are offered by the Reference Bank to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, such deposits being in the approximate amount of the portion of the Loan to be funded or maintained by reference to the LIBO Rate, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Tranche Period plus (ii) 0.625% per annum. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

         "Liquidity Termination Date" means December 15, 1999.

         "Loan" has the meaning specified in Section 1.1(a).

         "Loan  Note"  means a  promissory  note,  substantially  in the form of
Exhibit III, made by the Borrower in favor of the Agent for the benefit of the Lenders.

         "Loan Request" means a request, substantially in the form of Exhibit IX, made by the Borrower to PREFCO for the Loan.

         "Lock-Box" means a locked postal box maintained by PHH VMS to which a bank who has executed a Lock-Box Agreement has been granted exclusive access for the purposes of retrieving and processing payments made on the Series 1998-B Assets.


         "Lock-Box Agreement" means, in the case of any Lock-Box Account, an agreement in substantially the form of Exhibit VI hereto.

         "Lock-Box Account" means the deposit account associated with each Lock-Box.

         "Loss Percentage" means, at any time, 20%.

         "Material Adverse Effect" means a material adverse effect on (i) the ability of the Borrower or the Administrative Agent to perform its obligations under the Transaction Documents to which it is a party, (iii) the legality, validity or enforceability of any Transaction Document or any Lock-Box Agreement relating to a Lock-Box Account into which a material portion of Collections are deposited, (iv) the Agent's interest, on behalf of the Lenders, in the Certificate, (v) the Trust's interest in the Series 1998-B Assets generally or in any significant portion thereof, or (vi) the collectibility of the Series 1998-B Assets generally or of any material portion thereof.

         "Maximum Loan" means the aggregate of the Commitments of the Financial Institutions hereunder.

         "Monthly Report" means a report, in substantially the form of Exhibit V hereto (appropriately completed), furnished by the Administrative Agent to the Agent on behalf of the Lenders pursuant to Section 10.2 of the Supplement.

         "Net Worth" means, as of the last Business Day of each Collection Period preceding any date of determination, the excess, if any, of (a) the aggregate Adjusted Lease Balance of the Series 1998-B Leases at such time, over
(b) the principal of the Loan plus interest outstanding at such time.

         "Net Write-Offs" means, for any period of determination, amounts then due and payable under Leases which became Defaulted Leases during such period, plus 50% of the Adjusted Lease Balance of all Leases serviced by the Administrative Agent the Lessees of which are Lessees with respect to such Defaulted Leases.

         "Non-Defaulting Financial Institution" has the meaning specified in
Section 8.5.

         "Non-U.S. Lender" has the meaning specified in Section 9.3(e).

         "Other Taxes" has the meaning specified in Section 9.3(b).

         "Participant" has the meaning specified in Section 10.2.

         "Person" means an individual, partnership, corporation, association, trust, or any other entity, or organization, including a government or political subdivision or agent or instrumentality thereof.

         "PHH Entities" has the meaning specified in Section 5.1(e).

         "PHH Subsidiary" means PHH VMS Subsidiary Corporation, a Maryland corporation.

         "PHH VMS" means PHH Vehicle Management Services Corporation, a Maryland corporation; provided however, that PHH VMS (by merger or otherwise) may reincorporate in another state or convert from a corporation to a limited liability company or a substantially similar entity.

         "Pooled Allocation" means, for any portion of the Loan funded substantially with Pooled Commercial Paper, an amount each day equal to the product of (i) the Pooled Percentage Share of such portion of the Loan on such day multiplied by (ii) the aggregate amount of Pooled Funding Charges for such day.

         "Pooled Commercial Paper" means Commercial Paper of PREFCO except (A) Allocated Commercial Paper, and (B) Specially Pooled Paper.

         "Pooled Funding Charges" means, for each day, the sum of (i) discount accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers in respect of such Pooled Commercial Paper for such day, plus (iii) issuing and paying agent fees incurred on such Pooled Commercial Paper for such day, plus
(iv) other costs associated with funding small or odd-lot amounts with respect to all Receivable Purchase Facilities which are funded by Pooled Commercial Paper for such day, minus (v) any accrual of income net of expenses received on such day from investment of collections received under all Receivable Purchase Facilities funded with Pooled Commercial Paper, minus (vi) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any amounts funded by PREFCO pursuant to the terms of any Receivable Purchase Facilities funded substantially with Pooled Commercial Paper.

         "Pooled Percentage Share" means, for any portion of the Loan funded substantially with Pooled Commercial Paper, a fraction (expressed as a percentage) the numerator of which is equal to the principal amount of such portion of the Loan and the denominator of which is equal to the aggregate amount of all outstanding capital associated with receivable interests (or comparable terms used in any Receivable Purchase Facility) and loans secured by receivable interests held by PREFCO which is funded substantially with Pooled Commercial Paper.

         "Potential Event of Default" means an event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

         "PREFCO Residual" means the sum of the PREFCO Transfer Price
Reductions.

         "PREFCO Transfer Price" means, with respect to an assignment by PREFCO of all or a portion of the Loan funded by PREFCO to the Agent for the benefit of the Financial Institutions pursuant to Section 8.1, the sum of (i) the lesser of
(a) the principal amount of such Loan so assigned and (b) the Adjusted Liquidity Price of such assigned loan and (ii) all accrued and unpaid interest thereon to and, including the date of such assignment.

         "PREFCO Transfer Price Deficit" has the meaning specified in Section
8.5.

         "PREFCO Transfer Price Reduction" means, in connection with the assignment of any portion of the Loan by PREFCO to the Agent for the benefit of the Financial Institutions, the positive difference between (i) the principal amount of such Loan so assigned and (ii) the Adjusted Liquidity Price for such Loan.

         "Program Fee" has the meaning specified in the Fee Letter.

         "Projected Adjusted Lease Balance" means, with respect to any Series 1998-B Leased Vehicle as of any date, the initial Adjusted Lease Balance of such Series 1998-B Leased Vehicle minus the aggregate Depreciation Rent which was scheduled to have been paid as of such date with respect to the related Series 1998-B Lease.

         "Pro Rata Share" means, for each Financial Institution, the Commitment of such Financial Institution divided by the Maximum Loan, adjusted as necessary to give effect to the application of the terms of Section 8.5.

         "Purchasing Financial Institution" has the meaning specified in Section 10.1(a).

         "Receivables Purchase Facility" means any receivables purchase agreement, loan agreement or other similar contracted arrangement to which PREFCO is a party relating to the transfer, purchase or financing of receivables or other financial assets, including, without limitation, this Agreement.

         "Records" means, with respect to the Certificate, all Leases and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to the Certificate.

         "Reduction Percentage" means, for any portion of the Loan acquired by the Financial Institutions from PREFCO for less than the principal amount thereof, a percentage equal to a fraction the numerator of which is the PREFCO Transfer Price Reduction for such portion of the Loan and the denominator of which is the principal amount thereof.

         "Reference Bank" means The First National Bank of Chicago or such other bank as the Agent shall designate with the consent of the Borrower.

         "Regulatory Change" has the meaning specified in Section 9.2(a).

         "Required  Financial   Institutions"  means,  at  any  time,  Financial
Institutions with Commitments in excess of 66-2/3% of the Maximum Loan.


         "Reserve Requirement" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed against the Reference Bank in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Secured Obligations" has the meaning specified in Section 1.7 (a).

         "Series"  has the meaning specified in the Trust Agreement.

         "Series 1998-B Assets" has the meaning specified in the Amendment, dated December 17, 1998, to the Administrative Agency Agreement.

         "Series 1998-B Lease" has the meaning specified in the Amendment, dated December 17, 1998, to the Administrative Agency Agreement.

         "Series 1998-B Leased Vehicle" has the meaning specified in the Amendment, dated December 17, 1998, to the Administrative Agency Agreement.

         "Series Specification Notice" has the meaning specified in the Trust Agreement.

         "Series Specified Assets" has the meaning specified in the Trust Agreement.

         "Settlement Date" means, with respect to any Settlement Period, the 18th day of the next calendar month (or the next succeeding Business Day if such day is not a Business Day) or upon request by the Agent after the occurrence of an Event of Default, daily.

         "Settlement Period" means (A) in respect of the Loan or any portion thereof funded by PREFCO, Collection Period, and (B) in respect of the Loan or any portion thereof funded by the Financial Institutions, the entire Tranche Period thereof; or upon request by the Agent after an Event of Default, daily.

         "Special Beneficial Certificates" has the meaning specified in the Trust Agreement.

         "Special Funding Charges" means, for each day, the sum of (i) discount accrued on Specially Pooled Paper on such day, plus (ii) any and all accrued commissions in respect of replacement agents and Commercial Paper dealers in respect of such Specially Pooled Paper for such day, plus (iii) issuing and paying agent fees incurred on such Specially Pooled Paper for such day, plus
(iv) other costs associated with funding small or odd-lot amounts with respect to all Receivables Purchase Facilities which are funded by Specially Pooled Paper for such day, minus (v) any accrual of income net of expenses received on such day from investment of collections received under all Receivable Purchase Facilities funded with Specially Pooled Paper, minus (vi) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any receivable interest (or comparable term used in any Receivable Purchase Facility) of PREFCO pursuant to the terms of any Receivables Purchase Facility funded substantially with Specially Pooled Paper.

         "Special Percentage Share" means, for any portion of the Loan funded substantially with Special Commercial Paper, a fraction (expressed as a percentage) the numerator of which is equal to the principal amount of such portion of the Loan and the denominator of which is equal to the aggregate amount of all outstanding capital associated with receivable interests (or comparable terms used in any Receivable Purchase Facility) held by PREFCO which is funded substantially with Special Commercial Paper.

         "Special Pooled Period" means any period commencing on (i) each March 15 and ending on the following April 5, (ii) each June 15 and ending on the following July 5, (iii) each September 15 and ending on the following October 5, or (iv) each December 15 and ending on the following January 5. If the last day of any Special Pooled Period shall not be a Business Day, the last day of such Special Pooled Period shall be the next succeeding Business Day.

         "Specially Pooled Allocation" means, for any portion of the Loan funded substantially with Specially Pooled Paper, an amount each day equal to the product of (i) the Special Percentage Share of such portion of the Loan on such day multiplied by (ii) the aggregate amount of Special Funding Charges for such day. "Specially Pooled Paper" means the aggregate of all Commercial Paper of PREFCO issued during any Special Pooled Period and allocated by the Agent to Specially Pooled Paper. Specially Pooled Paper will not include Pooled Commercial Paper or Allocated Commercial Paper at any time.

         "Sub-Administrative Agent" means any Person to whom the Administrative Agent has delegated responsibilities with respect to collection of the Series 1998-B Assets.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Supplement" means the Series 1998-B Supplement dated as of December 17, 1998 to the Administrative Agency Agreement and the Amended and Restated Trust Agreement dated as of June 12, 1998 among PHH VMS, PHH Subsidiary Corporation and the Trustee.

         "Taxes" has the meaning specified in Section 9.3(a).

         "Terminating Tranche" has the meaning specified in Section 2.5(b).

       "Tranche Period" means, with respect to the Loan or any portion thereof funded by a Financial Institution:

        (a) if interest for the Loan or any portion thereof is calculated on the basis of the LIBO Rate, a period commencing on a Settlement Date and terminating on the next succeeding Settlement Date.

        (b) if interest for the Loan or any portion thereof is calculated on the basis of the Base Rate, a period commencing on a Business Day selected by the Borrower provided that no such period shall exceed 30 days.

If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day. In the case of any Tranche Period which commences before the Facility Termination Date and would otherwise end on a date occurring after the Facility Termination Date, such Tranche Period shall end on the Facility Termination Date. The duration of each Tranche Period which commences after the Facility Termination Date shall be of such duration as selected by the Agent.

         "Transaction Documents" means, collectively, this Agreement, the Loan Note, the Contribution Agreement, the Administrative Agency Agreement, the Assignment, the Guarantee, the Trust Agreement, the Supplement, the Certificate, each Lock-Box Agreement and all other instruments, documents and agreements executed and delivered in connection herewith or therewith.

         "Trust" has the meaning specified in the Trust Agreement.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of June 12, 1998 among PHH VMS, PHH Subsidiary and the Trustee as amended by the Supplement, and the Series 1998-A Supplement thereto, dated June 12, 1998, and the Amendment to the Trust Agreement, dated December 17, 1998.

         "Trustee" means The First National Bank of Maryland, as trustee under the Trust Agreement.

         "UCC" means the Uniform Commercial Code as from time to time in effect in New York State.

         "Vehicle" has the meaning specified in the Trust Agreement.

         "Year 2000 Plan" has the meaning specified in Section 3.1(q).

         "Year 2000 Problem" means, with respect to any Person, the risk that computer applications in use by that Person cannot or will not: (a) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (b) operate accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000; and (c) store and provide date input information without creating any ambiguity as to the century.

         All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

         Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Contribution Agreement.

                                   Exhibit II

               Chief Executive Office; Place(s) of Business; FEIN


TRAC Funding, Inc.
c/o PHH Vehicle Management Services Corporation
307 International Circle
Mail Code - CP
Hunt Valley, Maryland 21030-1337

Federal Taxpayer ID # 52-2135094

                                   Exhibit III

                                Form of Loan Note



PROMISSORY NOTE

$ 500,000,000                                              December __, 1998
                                                           New York, New York
         FOR VALUE RECEIVED, TRAC Funding, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Preferred Receivables Funding Corporation ("PREFCO"), and the Financial Institutions (together with PREFCO, the "Lenders"), and The First National Bank of Chicago, as Agent for the benefit of the Lenders, in lawful money of the United States, and in immediately available funds, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loan made by the Lenders to the Borrower under the Loan Agreement referred to below), on the date and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of the Loan, at such office, in like money and funds, for the period commencing on the date of the Loan until the Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

         This Loan Note is the Loan Note referred to in the Loan and Security Agreement dated as of December __, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") among the Borrower, PREFCO, the Financial Institutions, and Agent, and evidences a Loan made by the Lenders thereunder. Terms used but not defined in this Loan Note have the respective meanings assigned to them in the Loan Agreement.

         The Borrower agrees to pay all the Agent's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Agent's counsel) in respect of this Loan Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

         Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Loan Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

         The Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Loan Note, (b) expressly agree that this Loan Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Loan Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Agent or a Lender, in order to enforce payment of this Loan Note, to first institute or exhaust the Agent's or such Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Loan Note. No extension of time for the payment of this Loan Note, or any installment hereof, made by agreement by the Agent or a Lender with any person now or hereafter liable for the payment of this Loan Note, shall affect the liability under this Loan Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lenders and the Borrower, by written agreement between them, may affect the liability of the Borrower.

         Any reference herein to the Agent shall be deemed to include and apply to each Lender and every subsequent holder of this Loan Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Loan Note.

         This Loan Note shall be governed by and construed under the laws of the State of New York whose laws the Borrower expressly elects to apply to this Loan Note. The Borrower agrees that any action or proceeding brought to enforce or arising out of this Loan Note may be commenced in any United States Federal or New York State court.



                                            TRAC FUNDING, INC.


                                            By:
                                                   Name:
                                                   Title:

                                   Exhibit IV

                         Form of Compliance Certificate


This Compliance Certificate is furnished pursuant to that certain Loan and Security Agreement dated as of December __, 1998 (the "Agreement"), among TRAC FUNDING, INC. (the "Borrower"), various Lenders and The First National Bank of Chicago, as Agent. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

                     THE UNDERSIGNED HEREBY CERTIFIES THAT:


         1.       I am the duly elected ______________ of the Borrower;
         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the related transactions during the period ended _____________; and
         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or a Potential Event of Default, as each such term is defined under the Agreement, during or at the end of the aforementioned period[, except as set forth below].

         [Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:]

         The foregoing certifications, together with the computations set forth in Schedule I hereto in support hereof, are made and delivered on and as of [insert date].



                                                                          [Name]

                 Schedule of Computations under Sections 6.1 (k)
             in Support of Compliance Certificate dated ___________

                                    Exhibit V

                             Form of Monthly Report

                                   Exhibit VI

                           Form of Lock-Box Agreement


                                                               _____, 19__

                                Lock-Box Numbers


Bank of America
8188-102290

Bank of America
8188-902291

                                  Exhibit VIII

                         Credit and Collection Practices


                           PHH Shared Services Credit

                   Credit Risk Policy And Practices - Overview

         Through its operating subsidiaries, PHH Corporation provides a broad range of integrated management services, cost control programs and mortgage banking services to primarily business entities, government agencies, and affinity groups. To support these business services in a competitive environment, it is necessary for PHH to source significant amounts of debt capital, at favorable interest rates, and with few, if any, restrictions on how the borrowed funds are utilized.

         In order to access debt capital sources, it has been and will continue to be necessary to maintain high portfolio credit quality and minimal bad debt write-off experience. Therefore, PHH must consider itself a credit lender and not a collateral lender, and maintain a credit environment and process consistent with this position.

         Following is an overview of the credit risk policy and practices throughout PHH Corporation.

o All operating subsidiaries follow formalized, structured credit and collection policies and procedures that have been developed with the concurrence of Corporate Credit Administration.

o Credit authorities are approved by Corporate Credit Administration and senior financial management of PHH Corporation, and higher credit lines or lower credit standings, as defined by PHH Corporation, require the concurrence of Corporate Credit Administration.

o The credit extension process requires a detailed credit analysis and generally includes financial statement analysis with financial ratio measurements of liquidity, leverage, coverage and return ratios for prospective as well as existing clients.

o Exception to the financial statement analysis requirement generally occurs for only low-level credit risks, such as small fuel accounts at PHH Europe, where a credit criteria measured threshold must be met. Other exceptions would include controlled level approvals based upon credit ratings from major trade and debt rating agencies that are based on financial statement capacity.

o In order to conduct business with clients where a level of credit concern exists, the use of credit extension enhancements is widely encouraged. Such enhancements could include bank letters of credit, cash security deposits, surety bonds, electronic payment requirements, corporate guarantees, etc.

o Clients are subject to periodic (generally annual) formal credit reviews to evaluate the credit risk basis for continuing a business relationship.

o             Credit  line   controls  are  in  place  for  all  PHH   operating
              subsidiaries, and further interim credit reviews are conducted if a client's service usage exceeds the established credit line.

o Credit management continues with the monitoring of client collections on an ongoing basis.

o Credit and collection management control reports are prepared monthly by all PHH operating subsidiaries and submitted to Corporate Credit Administration, where an ongoing oversite activity is exercised.

o Corporate Credit Administration conducts periodic (not less than annually) on-site audits of the operating subsidiary credit and collection activities. During this process, a review is made to ensure that established credit and collection policies and procedures are being adhered to.



         The goals and objectives for the foregoing include:

o Maintain a sound, structured credit environment in which risk exposures can be controlled and monitored.

o Control bad debt write-offs consistent with historic nominal levels and business needs, and ensure adequate bad debt reserves are maintained.

o Optimize the return to shareholders by providing quality credit risk management practices to support business growth objectives.

o Maintain strong overall credit risk portfolio to ensure continued high debt ratings and access to low-cost debt markets.

                                   Exhibit IX

                                Form Loan Request


Preferred Receivables Funding Corporation/
Asset Backed Finance
Suite 0597, 1-19
One First National Plaza
Chicago, Illinois 60670-0079

Attention:        Asset Backed Finance - Financial Administration

         This Loan Request is delivered to you pursuant to Section 1.2 of the Loan and Security Agreement dated as of December 17, 1998 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Agreement") among TRAC Funding, Inc., a Delaware corporation (the "Borrower"), Preferred Receivables Funding Corporation ("PREFCO"), and the Financial Institutions (together with PREFCO, the "Lenders"), and The First National Bank of Chicago, as Agent for the benefit of the Lenders. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein will have the respective meanings assigned to them in the Agreement. The Borrower hereby requests that the Loan be made in the aggregate principal amount of $________________, on December __, 199_.

         The Borrower hereby certifies that (i) the representations and warranties of the Borrower set forth Article III of the Agreement are on the date hereof, and will be on the date of the proposed borrowing, true and correct as if made on and as of such dates, and (ii) no Event of Default has occurred and is continuing on the date hereof or shall have occurred and be continuing on the date of the proposed borrowing.

         The Borrower agrees that if, prior to the time that the borrowing requested hereby is made, any matter certified to herein shall no longer be true and correct, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time that the borrowing requested hereby is made the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct as of the date of the borrowing as if then made.

         Please wire transfer the proceeds of the requested borrowing to the account(s) of the following Persons at the financial institutions indicated below.

         Amount to be              Person to be paid  .
         Name,  Address,etc.
         transferred               Name
         Account no.               of Payee Bank



The Borrower has caused this Loan Request to be executed and delivered, and the certifications and warranties contained herein to be made, by their duly authorized officers this __ day of December, 1998.

                                            TRAC FUNDING, INC.




                                            By:
                                                   Name:
                                                   Title:

                                   Schedule I

                                Closing Documents

I.      Amended and Restated Trust Agreement and Administrative Agency Agreement

A. Series 1998-B Supplement dated as of December 17, 1998 among PHH VMS, PHH Subsidiary and the Trust, with completed exhibits

B. Amendment to the Amended and Restated Trust Agreement, dated as of December 17, 1998 among PHH VMS, PHH Subsidiary and the Trust, with completed exhibits


C. Amendment to the Administrative Agency Agreement dated as of December 17, 1998 among PHH VMS, PHH Subsidiary and the Trust, with completed exhibits

D. Series 1998-B Specification Notice delivered by PHH VMS, as Administrative Agent, to the Trustee

E. Certificates of PHH VMS' and PHH Subsidiary's Assistant Secretary certifying:
        1. An attached copy of its Certificate of Incorporation (certified within 30 days prior to closing by the Maryland Secretary of State)
        2.  An attached copy of its By-Laws
        3. An attached copy of resolutions of its Board of Directors authorizing its execution, delivery and performance of documents
        4. The names, titles and specimen signatures of its officers authorized to execute and deliver the documents

F.      Good Standing Certificate for PHH VMS and PHH Subsidiary

G.      Release of liens on Exchangeable Beneficial Certificates

I.      Opinions:

1. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to enforceability, corporate law and related matters

2. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to the issuance of the Series 1998-B Certificate (pursuant to Section 4.4(e)of the Trust Agreement)

3.      Opinion of Counsel to Trustee

II.     Assignment & Assumption Agreement

A. Assignment & Assumption Agreement dated December 17, 1998 (the "Assignment") among PHH VMS, PHH Subsidiary and the Trust, with completed exhibits

B. UCC Financing Statement naming each of PHH VMS and PHH Subsidiary as debtors and the Trust as secured party)

C. Acknowledgment by Trustee that the Series 1998-B Leases have been transferred to it pursuant to the Assignment

D.      Opinions

        1.       Opinion of Piper & Marbury as to UCC matters

        2. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to true sale matters 3. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to non-consolidation matters

III.     Sale Agreement

A. Sale Agreement dated as of December 1, 1998 (the "Sale Agreement") between PHH VMS and PHH Subsidiary, with completed exhibits

B.       Assignment of Series 1998-B Certificate from PHH Subsidiary to PHH VMS

C.       Opinions

         1. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to UCC matters

         2. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to enforceability, corporate law and related matters

         3. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to true sale matters

         4. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to non-consolidation matters


IV.      Contribution Agreement

A. Asset Contribution Agreement dated as of December 17, 1998 by and between PHH VMS and the Borrower, with completed exhibits

B.       Certificates of the Borrower's  Assistant Secretary certifying:

         1. An attached copy of its Certificate of Incorporation (certified within 30 days prior to closing by the Delaware Secretary of State)

         2.       An attached copy of its By-Laws

         3. An attached copy of resolutions of its Board of Directors authorizing its execution, delivery and performance of documents

         4. The names, titles and specimen signatures of its officers authorized to execute and deliver the documents

C.       Good Standing Certificate for the Borrower

D.       Opinions:

         1. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to enforceability, corporate law and related matters

         2. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to UCC matters

         3. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to true sale matters

         4. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to non-consolidation matters


V.       Loan Agreement

A.       Loan and Security  Agreement dated as of December 17, 1998 among the
Borrower,   Preferred   Receivables  Funding   Corporation,   various  Financial
Institutions, and The First National Bank of Chicago, as Agent (in such capacity, the "Agent"), with completed exhibits

B. Fee Letter dated as of December 17, 1998 by and between the Borrower and the Agent

C.       Loan Request executed by the Borrower

D.       Release of Lien on the Certificate

E.       Opinions:

         1. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to enforceability, corporate law and related matters

         2. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to UCC matters

F. Certificate with respect to no Event of Default or potential Event of Default, accuracy of representations and warranties and satisfactions of the "borrowing base"

G. The Certificate registered in the Borrower's name, with an undated assignment to the Agent, for the benefit of the Lenders

H.       Loan Note payable to the Agent, for the benefit of the Lenders

VI.      Guarantee

A. Guarantee dated as of December 17, 1998 (the "Guarantee") made by the Guarantor in favor of the Agent and the Lenders, with completed exhibits

B.       Certificate of the Guarantor's Assistant Secretary certifying:

         1. An attached copy of the Guarantor's Certificate of Incorporation (certified within 30 days prior to closing by the Maryland Secretary of State)

         2.     An attached copy of the Guarantor's By-Laws

         3. An attached copy of resolutions of the Guarantor's Board of Directors authorizing the Guarantor's execution, delivery and performance of the Guarantee and related documents

         4. The names, titles and specimen signatures of the Guarantor's officers authorized to execute and deliver the Guarantee and related documents

C.       Good standing certificates for the Guarantor

D.       Creditors Acknowledgment Agreement

E.       Opinions:

         1. Opinion of Skadden, Arps, Slate, Meagher & Flom with respect to enforceability, corporate law and related matters

                                   Schedule II

                            Confidential Information

1. Adjusted Liquidity Price: calculation, definition and related definitions

2.       Sections 1.3(b) and 1.5(a): PREFCO's account information

3.       Sections 4.1(e)(iii) and 1.3(b): advance and repayment

4.       LIBO Rate adjustment (0.625%)

5. Calculation of Default Ratio, Delinquency Ratio, Loss Percentage and Net Write-Offs

6.       Exhibit V - Monthly Report

7.       This Schedule II

8.       Calculation of Pooled Funding Charges

9.       Calculation of Pooled Percentage Share

10.      Calculation of Pooled Allocation

11.      Calculation of Special Percentage Share

12.      Calculation of Special Funding Charges

13.      Definition of Special Pooled Period

14.      Definition of Special Pooled Paper

15.      Calculation of Specially Pooled Allocation

16.      Calculation of Acquisition Amount

17.      Calculation of PREFCO Transfer Price

18.      Calculation of Reduction Percentage

19.      Calculation of PREFCO Transfer Price Reduction

20.      Calculation of PREFCO Residual